UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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BALTIC TRADING LIMITED
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Baltic Trading Limited
299 Park Avenue, 12th Floor
New York, New York 10171
(646) 443-8550

March 14, 2014

Dear Shareholder:

You are cordially invited to attend the 2014 Annual Meeting of Shareholders which will be held at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY at 10:00 a.m. on day, April 9, 2014.  Your Board of Directors looks forward to greeting those shareholders that are able to attend.  On the following pages you will find the formal Notice of Annual Meeting and Proxy Statement.

At the Annual Meeting, you will be asked to (i) elect two Class I Directors; (ii) ratify the appointment of Deloitte & Touche LLP as the company’s auditors for the fiscal year ending December 31, 2014; (iii) approve an amendment to our 2010 Equity Incentive Plan to increase the number of shares of our common stock available for awards under the plan to 6,000,000 shares; (iv) approve a non-binding, advisory resolution regarding the compensation of our named executive officers; and (v) consider and act upon a non-binding, advisory proposal on the frequency of the advisory vote on the compensation of our named executive officers. Your Board of Directors recommends that you vote your shares “FOR” proposals (i), (ii), (iii) and (iv) and for “EVERY THREE YEARS” with respect to proposal (v).  These proposals are more fully described in the accompanying proxy statement.

Whether or not you expect to attend the Annual Meeting, it is important that your shares be represented.  Please vote your shares using the internet or a toll-free telephone number, or by requesting a printed copy of the proxy materials and completing and returning by mail the proxy card and you will receive in response to your request.  Instructions on using each of these voting methods are outlined in the proxy statement. Your cooperation will ensure that your shares are voted.

Thank you for your continued support.

Sincerely,

Peter C. Georgiopoulos Chairman

Baltic Trading Limited
299 Park Avenue, 12th Floor
New York, New York 10171

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 9, 2014

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Baltic Trading Limited, a Marshall Islands corporation (“Baltic Trading”), will be held on April 9, 2014 at  10:00 a.m. (local time), at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY for the following purposes:

1.	To elect Peter C. Georgiopoulos and Basil G. Mavroleon as Class I Directors to the Board of Directors of Baltic Trading;

2.	To ratify the appointment of Deloitte & Touche LLP as the independent auditors of Baltic Trading for the fiscal year ending December 31, 2014;

3.	To approve an amendment to the company’s 2010 Equity Incentive Plan to increase the number of shares of common stock available for awards under the plan to 6,000,000 shares;

4.	To approve a non-binding, advisory resolution regarding the compensation of the company’s named executive officers;

5.	To consider and act upon a non-binding, advisory proposal on the frequency of the advisory vote on the compensation of the company’s named executive officers; and

6.	To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

Shareholders of record at the close of business on February 26, 2014 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A list of such shareholders will be available at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. If you do not expect to be present at the Annual Meeting, you are requested to fill in, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Annual Meeting.  Shareholders of record also have the option of voting by using a toll-free telephone number or via the Internet. Instructions for using these services are included on the proxy card.  In the event you decide to attend the Annual Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person in accordance with the procedures described in the accompanying proxy statement.

YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE VOTE BY TELEPHONE, INTERNET, OR BY MAIL.  PLEASE REFER TO THE ENCLOSED PROXY FOR INFORMATION ON HOW TO VOTE BY TELEPHONE OR INTERNET.  IF YOU CHOOSE TO VOTE BY MAIL, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors,

John C. Wobensmith
President and Chief Financial Officer
New York, New York
March 14, 2014

Baltic Trading Limited
299 Park Avenue, 12th Floor
New York, New York 10171
(646) 443-8550

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 9, 2014

This proxy statement is furnished to shareholders of Baltic Trading Limited (“Baltic Trading” or the “Company”) in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Baltic Trading (the “Board”) for use in voting at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY, on April 9, 2014 at 10:00 a.m., and at any adjournment or postponement thereof.

This proxy statement, the accompanying form of proxy and the Notice of Internet Availability are first being mailed to shareholders on or about March 19, 2014.

VOTING RIGHTS AND SOLICITATION OF PROXIES

Purpose of the Annual Meeting

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Shareholders. Each proposal is described in more detail in this proxy statement.

Record Date and Outstanding Shares

The Board has fixed the close of business on February 26, 2014 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all adjournments or postponements thereof.  As of February 26, 2014, Baltic Trading had issued and outstanding 51,168,896 shares of common stock and 6,356,471 shares of Class B stock.  Each share of common stock is entitled to one vote, and each share of Class B stock is entitled to fifteen votes, on matters on which common shareholders are eligible to vote.  Holders of common stock and Class B stock vote together as a single class on all matters presented for vote, except as otherwise provided by law.  The common stock and Class B stock together comprise all of Baltic Trading’s issued and outstanding voting stock.

Revocability and Voting of Proxies

Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

•	by writing a letter delivered to John C. Wobensmith, Secretary of Baltic Trading, stating that the proxy is revoked;
•	by submitting another proxy with a later date; or
•	by attending the Annual Meeting and voting in person.

Please note, however, that if a shareholder’s shares are held of record by a broker, bank or other nominee and that shareholder wishes to vote at the Annual Meeting, the shareholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that shareholder’s beneficial ownership of the shares.

All shares represented by valid proxies received and not revoked before they are exercised will be voted in the manner specified in the proxy.

If you are a shareholder of record and you properly sign, date and return a proxy card, but do not indicate how you wish to vote with respect to a particular nominee or proposal, then your shares will be voted “FOR” the election of such nominee and “FOR” the approval of each proposal. If you indicate a choice with respect to any matter to be acted upon when voting via the Internet (or by telephone or on your returned proxy card) and you do not validly revoke it, your shares will be voted in accordance with your instructions. If you do not vote via the Internet or by telephone, or sign, date and return a proxy card, you must attend the annual meeting in person in order to vote.

If you hold your shares through an account with a bank or broker, your shares may be voted by the bank or broker if you do not provide specific voting instructions. Banks and brokers have the authority under New York Stock Exchange rules to vote shares for which their customers do not provide voting instructions on routine matters. The proposal to ratify the appointment of our independent auditors is a routine matter that is considered a “discretionary” item under NYSE rules. This means that banks and brokers may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions at least ten days before the date of the annual meeting.

The proposals to (i) elect two Class I Directors; (ii) approve an amendment to the company’s 2010 Equity Incentive Plan to increase the number of shares of common stock available for awards under the plan to 6,000,000 shares; (iii) approve a non-binding, advisory resolution regarding the compensation of the company’s named executive officers; and (iv) consider and act upon a non-binding, advisory proposal on the frequency of the advisory vote on the compensation of the company’s named executive officers are non-routine matters for which brokers do not have discretionary voting power and for which specific instructions from beneficial owners are required. As a result, brokers are not allowed to vote on these proposals on behalf of beneficial owners if such owners do not return specific voting instructions.

Voting at the Annual Meeting

Each share of common stock outstanding on the Record Date will be entitled to one vote on each matter submitted to a vote of the shareholders, including the election of directors. Cumulative voting by shareholders is not permitted.

The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

	Proposal	Vote Required	Effect of Abstentions	Effect of Broker “Non-Votes”

1.	Election of Directors	Plurality of votes cast	No effect	No effect
2.	Appointment of Independent Auditors	Affirmative vote of a majority of the voting power of common and Class B shares represented and entitled to vote	No effect	No effect
3.	Amendment to 2010 Equity Incentive Plan	Affirmative vote of a majority of the voting power of common and Class B shares represented and entitled to vote	Same effect as a vote “against”	No effect
4.	Advisory Vote on Executive Compensation	Affirmative vote of a majority of the voting power of common and Class B shares represented and entitled to vote	Same effect as a vote “against”	No effect
5.	Advisory Vote on Frequency of the Advisory Vote on Executive Compensation	Plurality of votes cast	No effect	No effect

For directions to be able to attend the meeting and vote in person, please contact us by sending an email to finance@baltictrading.com.

Solicitation

We will pay the costs relating to this proxy statement, the proxy and the Annual Meeting. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and regular employees may also solicit proxies. They will not receive any additional pay for the solicitation.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to Be Held April 9, 2014.

Our Proxy Statement and Annual Report to Shareholders are
available at www.proxyvote.com.

Your vote is important. Thank you for voting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Under Baltic Trading’s Certificate of Incorporation, as amended, the Board of Directors is classified into three classes. The directors serving in Class I have terms expiring at the 2014 Annual Meeting. The Board of Directors has nominated the Class I directors currently serving on the Board of Directors, Peter C. Georgiopoulos and Basil G. Mavroleon, for re-election to serve as Class I directors of the Company for a three-year term until the 2017 Annual Meeting of Shareholders of the Company and until their successors are elected and qualified or until their earlier resignation or removal.  Although management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as the holders of the proxies may, in their discretion, determine.

Directors are elected by a plurality of the votes cast at the Annual Meeting, either in person or by proxy. Votes that are withheld will be excluded entirely from the vote and will have no effect.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION (ITEM 1 ON THE ENCLOSED PROXY CARD) OF MESSERS. GEORGIOPOULOS AND MAVROLEON AS CLASS I DIRECTORS.

Nominee Information

The following table sets forth information regarding the nominees for re-election as Class I Directors:

Name	Age	Class	Position

Peter C. Georgiopoulos	53	I	Chairman and Director
Basil G. Mavroleon	66	I	Director

Peter C. Georgiopoulos has served as Chairman and as a member of our Board of Directors since our inception. Since 2005, Peter C. Georgiopoulos has served as Chairman and a member of the board of directors of Genco Shipping & Trading Limited, the Company’s parent, which he founded.  Since 1997, Mr. Georgiopoulos has served as Chairman and a member of the board of directors of General Maritime Corporation and its predecessors, which he founded, and he served as CEO from 1997 to 2008 and President from 2003 to 2008.  Mr. Georgiopoulos is also Chairman and a director of Aegean Marine Petroleum Network, Inc., a company listed on the New York Stock Exchange.  From 1991 to 1997, he was the principal of Maritime Equity Management, a ship-owning and investment company that he founded in 1991. From 1990 to 1991, he was affiliated with Mallory Jones Lynch & Associates, an oil tanker brokerage firm. From 1987 to 1990, Mr. Georgiopoulos was an investment banker at Drexel Burnham Lambert. Before entering the investment banking business, he had extensive experience in the sale, purchase and chartering of vessels while working for shipowners in New York and Piraeus, Greece. Mr. Georgiopoulos is a member of the American Bureau of Shipping. He holds an MBA from Dartmouth College. As a result of these and other professional experiences, we believe Mr. Georgiopoulos possesses knowledge and experience regarding our history and operations and the shipping industry, finance and capital markets, that strengthen the Board’s collective qualifications, skills and experience.

Basil G. Mavroleon has served as a director of our company since March 15, 2010. Mr. Mavroleon has served as a director of Genco Shipping & Trading Limited, the Company’s parent, since July 27, 2005. Mr. Mavroleon has been employed in the shipping industry for the last 43 years. Since 1970, Mr. Mavroleon has worked at Charles R. Weber Company, Inc., one of the oldest and largest tanker brokerages and marine consultants in the United States.  Mr. Mavroleon was Managing Director of Charles R. Weber Company, Inc. for twenty-five years and held the position of Manager of the Projects Group thereafter for five years from January 2009 until April 2013. Mr. Mavroleon serves as Managing Director of WeberSeas (Hellas) S.A., a comprehensive sale and purchase, newbuilding, marine projects and ship finance brokerage based in Athens, Greece.  Since its inception in 2003 through its liquidation in December 2005, Mr. Mavroleon served as Chairman of Azimuth Fund Management (Jersey) Limited, a hedge fund that dealt with tanker freight forward agreements and derivatives.  Mr. Mavroleon is a member of the Baltic Exchange, is on the board of the Associate Membership Committee of Intertanko, a member of the

Association of Ship Brokers and Agents, is on the advisory board of NAMMA (North American Maritime Ministry Association), Director Emeritus of NAMEPA (North American Marine Environmental Protection Association), and is Chairman of the New York World Scale Committee.  Mr. Mavroleon is a member of the Hellenic Chamber of Commerce, the Connecticut Maritime Association, NYMAR (New York Maritime Inc.), the Maritime Foundation Knowledge Center, Honorary Director of the Connecticut Maritime Association & Education Foundation (CMAEF) and serves on the board of trustees of the Maritime Aquarium, Norwalk, CT.  Mr. Mavroleon was educated at Windham College, Putney, VT. As a result of these and other professional experiences, we believe Mr. Mavroleon possesses knowledge and experience regarding the shipping industry, ship finance, and general business matters that strengthen the Board’s collective qualifications, skills and experience.

Mr. Georgiopoulos serves as an executive officer of General Maritime Corporation.  On November 17, 2011, General Maritime and substantially all of its subsidiaries filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code.

Continuing Director Information

The following table sets information regarding our directors whose terms continue after the 2014 Annual Meeting. The terms for Directors in Class II expire at the 2015 Annual Meeting, and the terms for Directors in Class III expire at the 2016 Annual Meeting.

Name	Age	Class	Position

Edward Terino	60	II	Director
George Wood	68	II	Director
Harry A. Perrin	60	III	Director

Class II Directors – Terms Expiring at the 2015 Annual Meeting

Edward Terino has served as a director of our company since March 15, 2010. Mr. Terino has served as President of GET Advisory Services, LLC, a strategic and financial management consulting firm focused on the maritime and technology industries, since March 2009.  From January 2011 to the present, Mr. Terino has served as a founder of Novium Learning, Inc., a start-up, privately-held, post-secondary vocational education publishing company.  From July 2010 to the present, Mr. Terino has served as a director of SeaChange International, a video on-demand software company, where he is Chairman of the Audit Committee and a member of the Compensation Committee.  From October 2012 to November 2013, Mr. Terino served as a director of Extreme Networks, Inc., a network switch manufacturer and service provider, where was a member of the Audit Committee.  From April 2007 to February 2012, he served as a director of S1 Corporation, an internet banking and payments software company, where he was also Chairman of the Audit Committee and a member of the Compensation Committee. From November 2009 to November 2010, Mr. Terino served as a director of Phoenix Technologies, Inc., a BIOS software company, where he was Chairman of the Audit Committee and a member of the Compensation Committee.  From January 2009 through March 2009, Mr. Terino served as a consultant to General Maritime Corporation following the merger of Arlington Tankers Ltd. (Arlington) with General Maritime Corporation in December 2008. Prior to the merger, Mr. Terino was the President, Chief Executive Officer and Chief Financial Officer of Arlington, an international seaborne transporter of crude oil and petroleum products, a position he held since January 2008. Mr. Terino served as Arlington's Co-Chief Executive Officer and Chief Financial Officer from July 2005 until August 2007, and as its Chief Executive Officer, interim President and Chief Financial Officer from August 2007 until January 2008. From October 1999 until March 2006, Mr. Terino served on the board of directors and as Chairman of the Audit Committee of EBT International, Inc., a Web content management software company. From September 2001 until June 2005, Mr. Terino served as Senior Vice President, Chief Financial Officer, Treasurer and Secretary of Art Technology Group, Inc., a provider of Internet-based e-commerce software focused on the Global 1000 market.  As a result of these and other professional experiences, we believe Mr. Terino possesses knowledge and experience regarding the shipping industry, ship finance, and general business matters that strengthen the Board’s collective qualifications, skills and experience.

George Wood has served as a director of our company since March 15, 2010. Mr. Wood has also served as managing director of Chancery Export Finance LLC (Chancery), a firm with a master guarantee agreement with the

Export Import Bank of the United States of America, or ExIm Bank, since May 2004. Chancery provides ExIm Bank guaranteed financing for purchase of U.S.-manufactured capital goods by overseas buyers. Before becoming managing director of Chancery, Mr. Wood worked as managing director of Baltimore-based Bengur Bryan & Co., or Bengur Bryan from April 2000 to May 2004, providing investment banking services to transportation-related companies in the global maritime, U.S. trucking, motor coach and rail industries. Prior to this, Mr. Wood was employed for 27 years in various managerial positions at the First National Bank of Maryland, which included managing the International Banking Group as well as the bank's specialized lending divisions in leasing, rail, maritime and motor coach industries, encompassing a risk asset portfolio of $1.2 billion. Mr. Wood presently serves as a member of the boards of directors of Atlanta-based Infinity Rails, where he has been a director since October 2004; Wawa Inc., where he has been a director since November 1990 and currently serves as Chairman of the Finance Committee and a member of the Compensation Committee and Strategic Gasoline Committee; and Ultrapetrol (Bahamas) Ltd., where he has been a director since October 2006 and serves as Chairman of the Audit Committee. Mr. Wood holds a B.S. in Economics and Finance from the University of Pennsylvania and an MBA from the University of North Carolina and became a CPA in 1980. As a result of these and other professional experiences, we believe Mr. Wood possesses knowledge and experience regarding general business and finance that strengthen the Board’s collective qualifications, skills and experience.

Class III Directors – Terms Expiring at the 2016 Annual Meeting

Harry A. Perrin has served as a director of our company since March 15, 2010. Mr. Perrin has served as a director of Genco Shipping & Trading Limited, the parent of the Company since August 15, 2005. Mr. Perrin is a partner in the Houston office of Vinson & Elkins, where he has been employed since August 2007. From June 2001 through November 2006, Mr. Perrin worked as an investment banker with Petrie Parkman & Co., an investment banking and financial advisory firm with offices in Houston, Texas and Denver, Colorado. In December 2006, Merrill Lynch acquired Petrie Parkman, and at that time, Mr. Perrin was hired as an investment banker at Merrill Lynch where he was employed until May 2007. Prior to joining Petrie Parkman, Mr. Perrin was a partner for ten years in the business finance and restructuring group of the Houston office of Weil Gotshal & Manges. Mr. Perrin received his Bachelor of Business Administration in Accounting with Honors from the University of Texas at Austin in 1975. He received his J.D. with High Honors from the University of Houston in 1980. Mr. Perrin is a member of the State Bar of Texas, and is a licensed Certified Public Accountant in the State of Texas. As a result of these and other professional experiences, we believe Mr. Perrin possesses knowledge and experience regarding general business, finance and the law that strengthen the Board’s collective qualifications, skills and experience.

Corporate Governance

Governance Materials - All of the Company’s corporate governance materials, including the committee charters of the Board and the Company’s Corporate Governance Guidelines, are published on the Corporate Governance section of the Company’s website under “Investor” at www.baltictrading.com.  These materials are also available in print to any shareholder upon request. The Board regularly reviews corporate governance developments and modifies its committee charters as warranted.  Any modifications are reflected on the Company’s website.

Director Independence - It is the Board’s objective that a majority of the Board consists of independent directors. For a director to be considered independent, the Board must determine that the director does not have any material relationship with the Company. The Board follows the criteria set forth in applicable NYSE listing standards to determine director independence.  The Board will consider all relevant facts and circumstances in making an independence determination.

All members of the Audit, Compensation and Nominating and Corporate Governance Committees must be independent directors as defined by applicable NYSE listing standards.  Members of the Audit Committee must also satisfy a separate Securities and Exchange Commission independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries other than their director compensation.

The NYSE has adopted new independence standards applicable to members of the Compensation Committee.  The new independence standards require the Board to consider all factors specifically relevant to whether a member of the Compensation Committee has a relationship to the Company which is material to such member’s ability to be independent from management in connection with such member’s Compensation Committee duties. The Board must specifically consider:

•	the source of the Compensation Committee member’s compensation, including any consulting, advisory, or other compensatory fee paid by the Company to such member; and
•	whether the Compensation Committee member is affiliated with the Company, one of its subsidiaries, or an affiliate of one of its subsidiaries.

The independent directors of the Company are Basil G. Mavroleon, Harry A. Perrin, Edward Terino, and George Wood.  The Board has determined that each of the members of the Audit, the Compensation and the Nominating and Corporate Governance Committees, respectively, are independent as defined in the applicable NYSE listing standards.  In determining that Mr. Wood is independent, the Board considered that Mr. Wobensmith owns stock in a private corporation in which Mr. Wood serves as a director and of which a trust for the benefit of members of Mr. Wood's family owns a substantial interest.  This investment was deemed immaterial to Mr. Wood.

Code of Ethics - All directors, officers, employees and agents of the Company must act ethically at all times and in accordance with the policies comprising the Company’s code of ethics set forth in the Company’s Code of Ethics. Under the Company’s Code of Ethics, the Board will only grant waivers for a director or an executive officer in limited circumstances and where circumstances would support a waiver. Such waivers may only be made by the Audit Committee.

The Company’s Code of Ethics is available on the Company’s website at www.baltictrading.com and is available in print to any shareholder upon request.  We intend to provide any disclosures regarding the amendment or waiver of our Code of Ethics on our website.

Communicating Concerns to Directors – Shareholders or other interested parties may communicate directly with any individual director, with the Board of Directors as a group, with the Chairman or other presiding director for the non-management directors, or with non-management directors as a group pursuant to Section 303A.03 of the NYSE’s Listed Company Manual.  All of Baltic Trading’s directors are currently non-management directors.  All communications should be in writing and should be addressed to the intended recipient(s), c/o John C. Wobensmith, Secretary, 299 Park Avenue, 12th Floor, New York, New York 10171.  Once the communication is received by the Secretary, the Secretary reviews the communication.  Communications that comprise advertisements, solicitations for business, requests for employment, requests for contributions, or other inappropriate material will not be forwarded to our directors. Other communications are promptly forwarded to the addressee.

Board Meetings and Committees

During fiscal year 2013, there were nine meetings of the Board of Directors.  A quorum of Directors was present, either in person or telephonically, for all of the meetings.  Actions were also taken during the year by unanimous written consent of the Directors.  All directors attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of all Committees of the Board on which they served.  The Company encourages all directors to attend each annual meeting of shareholders.  All five of Baltic Trading’s directors were present, either in person or telephonically, at the 2013 Annual Meeting of Shareholders held on May 16, 2013.

During fiscal year 2013, Baltic Trading’s Audit Committee was comprised of Edward Terino, Harry A. Perrin, and George Wood, all of whom qualify as independent under the listing requirements of the NYSE and are financially literate.  Each of our three Audit Committee members is also a financial expert as defined under Item 401(h)(2) of Regulation S-K.  Please refer to our Audit Committee members’ biographical information starting on page 5 for their relevant experience.  Through its written charter, the Audit Committee has been delegated the responsibility of reviewing with the independent auditors the plans and results of the audit engagement, reviewing the adequacy, scope and results of the internal accounting controls and procedures, reviewing the degree of independence of the auditors, reviewing the auditor’s fees and recommending the engagement of the auditors to the full Board. The Audit Committee held eight meetings during fiscal year 2013.

During fiscal year 2013, Baltic Trading’s Compensation Committee was comprised of Basil G. Mavroleon and Edward Terino, both of whom qualify as independent under the listing requirements of the NYSE, and neither of whom is an employee of Baltic Trading.  Through its written charter, the Compensation Committee administers Baltic Trading’s equity incentive plan and other corporate benefits programs.  The Compensation Committee also considers from time to time matters of compensation philosophy and competitive status, and also reviews, approves, or recommends executive officer bonuses, equity grants and other compensation.   The Compensation Committee

generally does not delegate its authority, although Baltic Trading’s officers are responsible for the day-to-day administration of Baltic Trading’s 2010 Equity Incentive Plan.  The Compensation Committee’s primary processes for establishing and overseeing executive compensation can be found under “Compensation Discussion and Analysis” below.   Directors’ compensation is established by the Board of Directors upon the recommendation of the Compensation Committee.  The Compensation Committee held eight meetings during fiscal year 2013.

During fiscal year 2013, Baltic Trading’s Nominating and Corporate Governance Committee was comprised of Basil G. Mavroleon, Harry A. Perrin, and George Wood, all of whom qualify as independent under the listing requirements of the NYSE, and none of whom is an employee of Baltic Trading.  Through its written charter, the Nominating and Corporate Governance Committee assists the Board in identifying qualified individuals to become Board members, in determining the composition of the Board and its committees, in monitoring a process to assess Board effectiveness and in developing and implementing the Company’s corporate governance guidelines. When a vacancy exists on the Board, or when the Board determines to add an additional director, the Nominating and Corporate Governance Committee seeks out appropriate candidates from various sources, which may include directors, officers, employees and others.  The committee may use consultants and search firms who may be paid fees for their assistance in identifying and evaluating candidates, but has not done so to date.  The committee does not have a set of minimum, specific qualifications that must be met by a candidate for director and will review the candidate’s background, experience and abilities, and the contributions the candidate can be expected to make to the collective functioning of the Board and the needs of the Board at the time.  The Committee considers candidates based on materials provided, and will consider whether an interview is appropriate.  The Committee will consider shareholder recommendations of director candidates, which should be sent to the attention of the corporate secretary at the Company’s headquarters, on the same basis.  The Nominating and Corporate Governance Committee held one meeting during fiscal year 2013.

As noted above, the Nominating and Corporate Governance Committee considers many factors when determining the eligibility of candidates for nomination to the Board. The Committee does not have a diversity policy; however, in the event of a vacancy, the Committee’s goal is to nominate candidates from a broad range of experiences and backgrounds who can contribute to the Board’s overall effectiveness in meeting its mission.

Executive Sessions

Under the Corporate Governance Guidelines that the Company adopted in connection with its listing on the NYSE to assure free and open discussion and communication among the non-management directors, the non-management directors will seek to meet at least annually and may meet as often as the non-management directors deem appropriate.  In addition, if there are any non-management directors who are not independent directors, the independent directors shall meet in executive session at least once each year.  The presiding director at any executive session with the non-management or independent directors will be the Chairman if the Chairman is present and is a non-management or independent director (as applicable) and will otherwise be selected by a majority of the non-management or independent directors (as applicable) present at the meeting.  All of Baltic Trading’s directors are currently non-management directors, and one executive session of independent directors was held in fiscal year 2013.

Board Leadership Structure

As noted above, our Board is currently comprised of four independent directors and one non-independent director.  We recognize that different Board leadership structures may be appropriate for the Company during different periods of time and under different circumstances.  We believe that our current Board leadership structure is suitable for us because it allows us to consider a broad range of opinions in the course of our Board deliberations, including those with knowledge of the Company’s day-to-day operations and business strategy, as well as those with an experienced independent viewpoint.

The Board does not have a policy on whether or not the roles of President and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee Directors or be an employee. The Board believes that it should have the flexibility to make a determination from time to time in a manner that is in the best interests of the Company and its shareholders at the time of such determination.

Our Board has placed the responsibilities of Chairman with a non-employee member of the Board which we believe fosters accountability between the Board and our management team.  Our Chairman has been closely involved with the Company since its founding.  Given his unique knowledge, experience and relationship with the Board, we believe his continued service as Chairman provides significant value to the Company and its shareholders, and that it is beneficial for our Chairman to lead our Board members as they provide leadership to our management team.  In addition, our Chairman contributes significantly to developing and implementing our strategy; facilitating communication among the directors; developing Board meeting agendas in consultation with management; and presiding at Board and shareholder meetings. This delineation of duties allows the President to focus his attention on managing the day-to-day business of the Company.

Our Corporate Governance Guidelines provide the flexibility for our Board to modify or continue our leadership structure in the future, as it deems appropriate.

Risk Oversight

The Board believes that oversight of the Company’s risk management efforts is the responsibility of the entire Board. It views risk management as an integral part of the Company’s strategic planning process. The subject of risk management is regularly discussed at Board meetings with our President and Chief Financial Officer.  Additionally, the charters of certain of the Board’s committees assign oversight responsibility for particular areas of risk. For example, our Audit Committee oversees management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting.  Our Nominating and Corporate Governance Committee oversees risk associated with our Corporate Governance Guidelines and Code of Ethics, including compliance with listing standards for independent directors, committee assignments and conflicts of interest.  Our Compensation Committee oversees the risk related to our executive compensation plans and arrangements.

MANAGEMENT

Executive Officers

The following table sets forth certain information with respect to the executive officer of Baltic Trading other than Peter C. Georgiopoulos, for whom information is set forth above:

Name	Age	Position

John C. Wobensmith	43	President, Chief Financial Officer, Principal Accounting Officer, Secretary and Treasurer

John C. Wobensmith has served as our President, Chief Financial Officer, Principal Accounting Officer, Secretary and Treasurer since March 2010.  Mr. Wobensmith has served as Chief Financial Officer and Principal Accounting Officer of Genco Shipping & Trading Limited since April 4, 2005.  Mr. Wobensmith is responsible for overseeing our accounting and financial matters.  Mr. Wobensmith has over 16 years of experience in the shipping industry, with a concentration in shipping finance. Before becoming our Chief Financial Officer, Mr. Wobensmith served as a Senior Vice President with American Marine Advisors, Inc., an investment bank focused on the shipping industry. While at American Marine Advisors, Inc., Mr. Wobensmith was involved in mergers and acquisitions, equity fund management, debt placement and equity placement in the shipping industry. From 1993 through 2000, he worked in the international maritime lending group of The First National Bank of Maryland, serving as a Vice President from 1998. He has a bachelors degree in economics from St. Mary’s College of Maryland, and holds the Chartered Financial Analyst designation.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This section describes the Company’s compensation program as it relates to our Chairman, Peter C. Georgiopoulos, and our President and Chief Financial Officer, John C. Wobensmith.  We treat Peter C. Georgiopoulos as an executive officer of the Company for securities laws purposes, although he is not an employee or a corporate officer and is not paid a salary.

The Company does not employ any staff but instead receives management services to operate its business under its Management Agreement with Genco Shipping & Trading Limited, or Genco.   The Company generally does not pay a salary or cash bonus to its Chairman or its President (or any other personnel).  Rather, the Company’s

Compensation Committee considers discretionary incentive awards to the Chairman and President in instances where the executive has made a significant contribution to the Company’s performance or accomplishments in a given year.

Detailed compensation information for our Chairman and our President is presented in the tables following this discussion in accordance with SEC rules.

Our Compensation Philosophy

The Company’s executive compensation program is designed to attract, motivate and retain key high-level executives who will provide leadership necessary for the Company’s success and enable the Company to compete effectively.  Accordingly, other than compensation to its Board of Directors, the Company has provided compensation awards only to Messrs. Wobensmith and Georgiopoulos.

Given the manner in which the Company conducts its business, as well as the cyclical nature of the shipping industry and the volatile and unpredictable markets in which the Company operates, the Company does not establish targets for executive compensation, and compensation levels generally are not determined through a benchmarking process.  Instead, the compensation of our senior executives is generally determined or recommended by the Compensation Committee in its discretion following a review of the Company’s performance and individual contributions to that performance.  This approach provides the Compensation Committee with the flexibility to calibrate performance-based awards through a retroactive assessment of corporate and individual performance and to appropriately take into account market conditions which were outside of management’s control and which could not have been anticipated at the beginning of the performance period.

Compensation Objectives

Performance.  The amount of any incentive award is based on the Compensation Committee’s assessment of factors including the Company’s performance and the grantee’s individual performance and contributions to improving shareholder value.  Specific factors affecting compensation decisions include:

•	key financial measurements;

•	strategic objectives such as acquisitions, dispositions or joint ventures;

•	the Company’s ability to acquire and dispose of vessels on favorable terms; and

•	achieving operational goals for the Company or particular area of responsibility for the grantee such as operations, chartering or finance.

Alignment of Interests.  We seek to align the interests of our Chairman and our President with those of our investors by awarding compensation generally in the form of equity.  The ultimate value realized by our executives is therefore tied to the performance of our stock price over time.   The Compensation Committee believes that this promotes and instills a long-term perspective among members of our management team.

Recruitment and Retention.  To attract and retain our executives, we believe that compensation levels should be competitive.  To foster retention, we have provided for extended vesting terms of our equity grants to our executives.

Compensation Program

The compensation program for our Chairman and our President has historically consisted only of equity awards.  As our Chairman and our President are also named executives of Genco, they receive additional compensation from Genco, which includes awards of Genco’s restricted stock to both individuals, payments of fees and cash bonuses to Mr. Georgiopoulos, and payments of salary, cash bonuses, and other benefits to Mr. Wobensmith. The Company believes long-term equity awards in the form of restricted stock awards are an effective way to attract and retain a talented executive team and align executives’ interests with those of shareholders.

The Company’s equity incentive compensation program is designed to recognize scope of responsibilities, reward demonstrated performance and leadership, motivate future performance, align the interests of the executive with our shareholders and retain the executives through the term of the awards.  We consider the grant size and form of award when making award decisions.

The Company does not have any specific policy on the timing of award grants but generally anticipates making one grant per year at the end of the calendar year.

Restrictions on the shares of restricted stock granted to our named executives as equity incentive compensation generally lapse ratably in 25% increments on the first four anniversaries of November 15 in the year of grant.  The restrictions applicable to the shares granted to our named executives will also lapse in full upon a change of control.  In addition, to the extent that such restrictions were scheduled to have lapsed during the one year period following the executive’s termination of employment due to death or disability, they will lapse immediately prior to any such termination.

During the restricted period, unless otherwise determined by the Compensation Committee, each restricted stock grant entitles the recipient to receive payments from the Company of any dividends declared and paid by the Company on its common stock.  As the executives share commensurately with other shareholders in receiving dividends, they likewise share in the recognition of the current income generation and future change in stock price.  However, if any such restricted shares do not vest, the holders of the non-vesting shares must repay any dividends that were paid to them on the non-vesting shares unless the Board or the Compensation Committee determines otherwise.

Compensation for Our Chairman and Our President in 2013

The specific compensation decisions made for our Chairman and our President for 2013 reflect the achievement of operational, financing, technical and commercial successes, despite a challenging market environment.  A more detailed analysis of our financial and operational performance is contained in the Management’s Discussion & Analysis section of our 2013 Annual Report on Form 10-K, which was filed with the SEC on March 3, 2014.

In deliberations regarding compensation for 2013, our Compensation Committee considered the Company’s performance for the twelve months ended September 30, 2013 relative to that of a performance peer group of eight publicly-traded drybulk and other shipping companies consisting of  DHT Holdings, Inc., Diana Shipping Inc., DryShips, Inc., Eagle Bulk Shipping, Inc., GulfMark Offshore, Inc., Hornbeck Offshore Services, Inc., International Shipholding Corp., and Teekay LNG Partners L.P.  The Compensation Committee considered the Company’s relative performance to this peer group in such metrics as amounts of and twelve-month growth in revenue, EBITDA, operating income and net income; returns on equity and on invested capital; EBITDA, operating, and profit margins; market capitalization; and total return to shareholders.    The Company achieved its results with a small executive team who oversaw the efficient commercial and technical management of its vessels by Genco under the Company’s Management Agreement with Genco.

The Compensation Committee also took into account the contributions of each named executive to the performance of the Company.  The Compensation Committee viewed 2013 as a successful year for the Company highlighted by several achievements by our executives, including the following:

•	Acquisition of two modern Handysize vessels from affiliates of Clipper Group for an aggregate purchase price of $41.0 million;

•	Acquisition of two modern Capesize vessels for an aggregate purchase price of $103.0 million;

•	Execution of shipbuilding contracts with Yangfan Shipbuilding Group for two eco Ultramax vessels at $28.0 million each delivering in 2H 2014 and negotiation of option for an additional two vessels on same terms for delivery in Q2 and Q3 2015;

•	Raising a total $144.8 million of gross proceeds in three follow-on equity offerings, which reflected an increase in the initial size of one such offering and the exercise of the underwriters’ purchase option in all three such offerings in response to high institutional demand;

•	Negotiation of a $22.0 million credit facility with DVB Bank, a new lender to Baltic Trading, on favorable terms in a market where commercial bank financing was difficult to obtain;

•	Negotiation of a $44.0 million credit facility with DVB Bank on favorable terms and under a tight timetable, capitalizing on the strong relationship established through the completion of the $22.0 million facility;

•	Amendment of the Company’s revolving credit facility to allow for the incurrence of additional debt without an increase in pricing;

•	Achievement of an annual share price appreciation of approximately 78% as of the date that the Compensation Committee made its recommendations for executive compensation;

•	Increase in the Company’s market cap from approximately $69 million at December 31, 2012 to approximately $305 million as of the date that the Compensation Committee made its recommendations for executive compensation;

•	Maintaining the Company’s dividend payout, preserving institutional investor interest;

•	Achievement of a high vessel utilization rate at over 99%;

•	Maintaining DVOE at $4,919, or $492 per day lower than budgeted for the nine months to September 30, 2013;

•	Achievement of general and administrative and vessel operating expenses that were among the lowest in its drybulk peer group on a daily basis; and

•	Achievement of a cash flow breakeven rate that was among the lowest in its drybulk peer group on a daily basis.

John C. Wobensmith.  With respect to fiscal year 2013, our Compensation Committee determined to make an award of 300,000 shares of restricted stock with regard to his significant efforts in 2013, including his important role in serving as the Company’s main representative to investors and lenders. In considering Mr. Wobensmith’s compensation in respect of fiscal 2013, the Compensation Committee considered the compensation approved by Genco for Mr. Wobensmith for such year.

Mr. Wobensmith was also awarded 100,000 shares of restricted stock upon execution of his employment agreement as described below.

Further details of the compensation awarded by the Company to Mr. Wobensmith, including the terms applicable to the restricted stock grants, are set forth below in this proxy statement under “Executive Compensation.”

Peter C. Georgiopoulos.  With respect to fiscal year 2013, our Compensation Committee determined to make an award to Mr. Georgiopoulos having a value equivalent to a grant of 600,000 shares of restricted stock in recognition of his significant contributions during 2013, including his role in as a representative of the Company to the investment community.  Due to an insufficient number of shares being available under the Company’s 2010 Equity Incentive Plan this award consisted of 539,000 shares of restricted stock and a cash bonus of $327,570.  Such cash bonus represented the market value of 61,000 shares of the Company’s common stock using a price of $5.37 per share as reported at the close of trading on the New York Stock Exchange on December 6, 2013 and was awarded due to an insufficient number of shares being available under the Company’s 2010 Equity Incentive Plan.

Mr. Georgiopoulos’ 2013 compensation reflects his unique role as the publicly recognized leader of the Company and a prominent figure in the shipping industry and the fact that the Company relies significantly on Mr. Georgiopoulos for his contributions in determining its strategic direction and as a key participant in its relationships with investors and lenders.

In determining compensation for our Chairman, the Compensation Committee considers Mr. Georgiopoulos’ annual director compensation for his service on the Board.  We expect that equity awards for our Chairman other than for his service as a director will be determined based on his involvement in successful strategic and transactional work for us.  In fiscal 2013, Mr. Georgiopoulos also received an aggregate award of 11,936 shares of restricted stock that the full Board determined to award to all directors for service on the Board generally.  In considering Mr. Georgiopoulos’ compensation in respect of fiscal 2013, the Compensation Committee also considered the compensation approved by Genco for Mr. Georgiopoulos for such year.

Further details of the compensation awarded by the Company to Mr. Georgiopoulos, including the terms applicable to the restricted stock grants, are set forth below in this proxy statement under “Executive Compensation.”

How Compensation is Determined

Role of Compensation Committee.  Our executive compensation program is overseen by the Compensation Committee, which is composed of two non-employee directors:  Basil G. Mavroleon and Edward Terino.  The Compensation Committee establishes and administers our compensation policies and determines or recommends equity grants to the Company’s senior management under the Company’s equity incentive plan.

Each year, the Compensation Committee conducts an evaluation of our Chairman and our President to determine if changes in compensation are appropriate.  As part of this process, the Compensation Committee reviews tally sheets and other summaries that include the following information, as applicable for each individual:

•	Compensation for prior years since 2010 (which was the year in which the Company’s initial public offering occurred); and

•	Vested and unvested shares of restricted stock held.

Role of Compensation Consultant.  The Compensation Committee has selected and directly retained Steven Hall & Partners, an independent compensation consultant, for assistance in matters including evaluating compensation and performance data for peer companies; advising the Compensation Committee on current trends in executive compensation, methods of evaluation and different compensation mechanisms; and responding to other issues raised by the Compensation Committee.  The Compensation Committee did not solicit recommendations from this or any other consultant as to the form or amounts of compensation to be awarded to our Chairman and our President.

Role of Other Directors and Management.  The Compensation Committee consults with our Chairman and our President and with other directors regarding compensation matters generally.  Neither of our named executive officers determines his own compensation.

Role of Our Shareholders.  The Company’s shareholders approved a non-binding advisory resolution on executive compensation at the Company’s 2011 Annual Meeting of Shareholders by a substantial majority (99.8% if taking Genco’s votes into account or 97.8% if not).  At the meeting, the Company’s shareholders also approved a non-binding advisory resolution to hold future advisory votes on executive compensation every three years.  As a result, the next advisory vote on executive compensation is being held at the Company’s 2014 Annual Meeting of Shareholders.  The Compensation Committee intends to continue to consider the views of shareholders when establishing and administering the Company’s compensation program.

Tax and Accounting Implications

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code limits the deductibility of compensation to certain employees in excess of $1 million.  As the Company currently does not qualify for the exemption pursuant to Section 883 of the Internal Revenue Code of 1986, its shipping income derived from U.S. sources, or 50% of its gross shipping income attributable to transportation beginning or ending in the United States, is subject to a 4% tax imposed without allowance for deductions. Further discussion of this exemption is provided in the Company’s Annual Report on Form 10-K for the Fiscal Year ended December 31, 2013, under the heading “Risk Factors—Company Specific Risk Factors—We have to pay tax on U.S. source income . . .”  However, the Company views the amount of compensation that would currently be subject to Section 162(m), if any, not to be material.  For these reasons, the Company has not sought to structure its grants under its 2010 Equity Incentive Plan to qualify for exemption under Section 162(m).  The Compensation Committee intends to consider Section 162(m) in the future based on the amount of executive income and other factors.

Accounting for Stock-Based Compensation

The Company follows Accounting Standards Codification Topic 718, Stock Compensation, in accounting for nonvested stock issued under its 2010 Equity Incentive Plan.

Risk Assessment

The Compensation Committee is primarily responsible for overseeing the review and assessment of risks arising from the Company’s compensation policies and practices. The Company uses a number of approaches to mitigate excessive risk-taking, including the use of long-term incentive compensation and emphasizing qualitative goals in addition to quantitative metrics. Based on its review of the Company’s compensation policies and practices, the Compensation Committee determined that the risks arising from the Company’s compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between any of Baltic Trading’s executive officers or members of Baltic Trading’s Board of Directors or compensation committee and any other company’s executive officers, Board of Directors or compensation committee.

Compensation Committee Report

The Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee of the Board of Directors:

Basil G. Mavroleon, Chairman
Edward Terino

The Compensation Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Compensation Committee Report by reference therein.

Summary Compensation Table

The following table sets forth in summary form information concerning the compensation paid by us during the year ended December 31, 2013:

Name and Principal Position (a)	Year (b)	Salary ($) (c)		Bonus ($) (d)		Stock Awards ($)(1) (e)		All Other Compensation ($) (i)			Total ($) (j)
John C. Wobensmith President, Chief Financial Officer, Principal Accounting Officer, Secretary and Treasurer	2013 2012 2011	$ $ $	— — —	$ $ $	— — —	$ $ $	2,288,000 249,999 122,500	$ $ $	— — —		$ $ $	2,288,000 249,999 122,500
Peter C. Georgiopoulos Chairman	2013 2012 2011	$ $ $	— — —	$ $ $	327,570 — —	$ $ $	3,128,079 532,148 409,300	$ $ $	60,000 35,000 35,000	(2) (2) (2)	$ $ $	3,515,649 567,148 444,300

(1)	The amounts in column (e) reflect the aggregate grant date fair value of restricted stock awards pursuant to the Company’s 2010 Equity Incentive Plan computed in accordance with FASB ASC Topic 718. The actual amount realized by the named executive will likely vary based on a number of factors, including the Company’s performance, stock price fluctuations and applicable vesting. Additional information regarding stock awards is provided in the Grants of Plan-Based Awards table below.

(2)	Represents fees received for service on the Board of Directors.

The following table reflects awards of restricted stock under the Company’s 2010 Equity Incentive Plan during the year ended December 31, 2013:

Grants of Plan-Based Awards
Name (a)	Grant Date (b)	All Other Stock Awards: Number of Shares of Stock (i)		Grant Date Fair Value of Stock Awards ($) (l)
John C. Wobensmith	12/19/13 12/19/13	300,000 100,000	(1)(4)(6) (2)(4)(6)	$ $	1,716,000 572,000
Peter C. Georgiopoulos	5/16/13 12/19/13	11,936 539,000	(3)(6) (1)(5)(6)	$ $	44,999 3,083,080

(1)	Represents a grant of restricted shares of the Company’s common stock for the year ended December 31, 2013. The restrictions applicable to the shares lapse in four equal installments commencing on November 15, 2014 and on each of the first three anniversaries thereafter.

(2)	Represents a grant of restricted shares of the Company’s common stock made in connection with Mr. Wobensmith’s execution of his employment agreement with the Company. The restrictions applicable to the shares lapse in four equal installments commencing on November 15, 2014 and on each of the first three anniversaries thereafter.

(3)	Represents grant made to directors generally. The restrictions applicable to the shares lapse on the date of the Company’s next annual shareholders meeting at which directors are elected. Restrictions on such shares will lapse in full automatically upon the occurrence of a change of control (as defined under our 2010 Equity Incentive Plan) or upon Mr. Georgiopoulos’ death or disability.

(4)	Restrictions on these shares also lapse with respect to a pro rata percentage of the shares upon Mr. Wobensmith’s death or disability or termination without cause between two vesting dates, and will lapse in full upon the occurrence of a change in control (as defined in our 2010 Equity Incentive Plan).

(5)	Restrictions on these shares also lapse in full immediately upon the occurrence of a change of control (as defined in our 2010 Equity Incentive Plan) or the termination of Mr. Georgiopoulos’ service as a director, employee or consultant unless Mr. Georgiopoulos voluntarily terminates his service or he is removed as a director for cause in accordance with our Amended and Restated By-Laws.

(6)	Recipients of restricted share grants will receive dividends thereon at the same rate as is paid to other holders of common stock but must repay dividends on any shares subject to forfeiture under the terms of such recipient’s grant agreement unless the Board of Directors waives the repayment requirement as to dividends on such shares.

The following table provides information on restricted stock awards under the 2010 Equity Incentive Plan that were not vested as of December 31, 2013:

Outstanding Equity Awards at Fiscal Year-End
Name (a)	Number of Shares of Stock That Have Not Vested (g)		Market Value of Shares of Stock that Have Not Vested ($) (3) (h)
John C. Wobensmith	508,250	(1)	$3,273,128
Peter C. Georgiopoulos	825,436	(2)	$5,315,805

(1)	Represents the unvested portions of: 108,000 restricted shares of our common stock granted on March 10, 2010, which vest in four equal installments commencing on March 15, 2011 and on each of the first three anniversaries thereafter; 25,000 restricted shares of our common stock granted on December 24, 2010, which vest in four equal installments commencing on November 15, 2011 and on each of the first three anniversaries thereafter; 25,000 restricted shares of our common stock granted on December 21, 2011, which vest in four equal installments commencing on November 15, 2012 and on each of the first three anniversaries thereafter; 83,333 restricted shares of our common stock granted on December 13, 2012, which vest in four equal installments commencing on November 15, 2013 and on each of the first three anniversaries thereafter; and 400,000 restricted shares of our common stock granted on December 19, 2013, which vest in four equal installments commencing on November 15, 2014 and on each of the first three anniversaries thereafter.

(2)	Represents the unvested portions of: 358,000 restricted shares of our common stock granted on March 10, 2010, which vest in four equal installments commencing on March 15, 2011and on each of the first three anniversaries thereafter; 80,000 restricted shares of our common stock granted on December 24, 2010, which vest in four equal installments commencing on November 15, 2011 and on each of the first three anniversaries thereafter; 80,000 restricted shares of our common stock granted on December 21, 2011, which vest in four equal installments commencing on November 15, 2012 and on each of the first three anniversaries thereafter; 166,666 restricted shares of our common stock granted on December 13, 2012, which vest in four equal installments commencing on November 15, 2013 and on each of the first three anniversaries thereafter; 11,936 restricted shares of our common stock granted on May 16, 2013, which vest on the date of our 2014 Annual Meeting of Shareholders; and 539,000 restricted shares of our common stock granted on December 19, 2013, which vest in four equal installments commencing on November 15, 2014 and on each of the first three anniversaries thereafter.

(3)	The value of the unvested stock awards equals the number of unvested shares held multiplied by $6.44, the closing market price of the Company’s common stock on the NYSE on December 31, 2013.

The following table provides information regarding the number of restricted stock awards that vested during the year ended December 31, 2013:

Stock Vested
Name (a)	Number of Shares Acquired on Vesting (d)	Value Realized on Vesting ($) (1) (e)
John C. Wobensmith	60,333	$264,966
Peter C. Georgiopoulos	181,167	$777,933

(1)	The value of the unvested stock awards that vested during the year ended December 31, 2013 equals the number of shares vested multiplied by the closing market price of the our common stock on the NYSE on the vesting date of each grant.

Executive Employment Agreement

The Company has entered into a letter agreement (the “Employment Agreement”) with John C. Wobensmith, who serves as the Company’s President, Chief Financial Officer, Principal Accounting Officer, Secretary and Treasurer, dated December 19, 2013.  The Employment Agreement is intended to provide for the continued services of Mr. Wobensmith for the Company’s benefit if Mr. Wobensmith’s employment at Genco, the Company’s parent, terminates following a Change in Control as defined in Mr. Wobensmith’s existing employment agreement with Genco dated September 21, 2007.

Mr. Wobensmith’s employment term under the Employment Agreement has not yet commenced.  Mr. Wobensmith’s employment would commence for an initial term of two years on a date mutually agreed to by the parties, or the Effective Date, if Mr. Wobensmith’s employment with Genco terminates within 18 months of such a Change in Control.  The Employment Agreement provides for automatic renewal for additional one year terms, unless either party terminates the Employment Agreement on at least 90 days’ notice.  The Employment Agreement provides for a base salary per annum of $500,000 during the employment term as well as discretionary bonuses as determined by the Compensation Committee of the Board of Directors in its sole discretion.  Mr. Wobensmith will also be eligible to receive restricted stock and other equity grants from time to time.

In the event of termination of Mr. Wobensmith’s employment due to his death or disability, the Company will pay him, or his estate, a pro rata bonus for the year of termination and one year’s salary and, in the case of disability, provide medical coverage for him and his eligible dependents for a period of one year.

If Mr. Wobensmith is terminated without cause or resigns for good reason, the Company will pay him a pro rata bonus for the year of termination, plus a lump sum equal to double the average of his prior three years’ annual incentive awards, plus double his annualized base salary, and provide medical, dental, long-term disability, and life insurance benefit plan coverage for him and his eligible dependents for a period of two years.  If a termination without cause or resignation for good reason occurs within two years of a change in control, the amounts that are doubled above become tripled, and the coverage period of two years becomes three years.  Mr. Wobensmith’s annual incentive award for a given year is his cash bonus earned for that year and, if a termination without cause or resignation for good reason occurs within two years of a change in control, the grant date value of any equity awards granted for such year.

If a payment to Mr. Wobensmith under his Employment Agreement or otherwise after a change in control causes him to owe excise tax under Section 4999 of the Internal Revenue Code, the Company will fund the amount of this tax on a fully “grossed-up” basis, intended to ensure that after payment of the excise tax and any related taxes and penalties, Mr. Wobensmith retains the full amount of the payment that gave rise to the excise tax liability.

Under the Employment Agreement, the Company will pay for life insurance and long-term disability insurance for Mr. Wobensmith at a cost of no more than $20,000 per annum.

In connection with Mr. Wobensmith’s execution of the Employment Agreement, Mr. Wobensmith received a grant of 100,000 restricted shares of the Company’s common stock, which vest in equal installments on each of the first four anniversaries of November 15, 2013.  In addition, Mr. Wobensmith will receive an additional grant of 100,000 restricted shares of our common stock on the Effective Date.

The protections for Baltic Trading in the Employment Agreement were negotiated largely to mirror those already included in Mr. Wobensmith’s current employment agreement with Genco in order to protect the interests of Baltic Trading’s shareholders.  One such key protection is a non-compete provision that generally prohibits Mr. Wobensmith from competing with Baltic Trading during the period of his employment and for two years thereafter.  In addition, as described in greater detail below, Mr. Wobensmith agreed to modify currently outstanding Baltic Trading equity awards so that vesting will not necessarily accelerate upon a change in control at Genco, allowing Baltic Trading awards to continue to provide meaningful incentives and retention benefits in the event of a Genco change in control.  The two grants of 100,000 restricted shares provided for under the Employment Agreement reflect the same vesting terms.  Specifically, Mr. Wobensmith agreed to waive accelerated vesting of his restricted stock grants upon a Change in Control (as defined in the 2010 Plan) if such Change in Control is also a Change of Control of Genco under his Genco employment agreement and such Change in Control involving the acquisition of beneficial ownership of 80% or more of the shares of capital stock ordinarily entitled to elect directors of the Company by any person or group (excluding certain parties) or the sale of 80% or more of the Company’s assets (except to certain parties).  However, if Mr. Wobensmith’s employment with Genco does not terminate within three months of such Change in Control other than as a result of his death or disability, accelerated vesting will nonetheless occur exactly three months after the Change in Control.

Potential Payments upon Termination or Change-in-Control

Accelerated Vesting of Restricted Stock

Under the terms of the restricted stock grant agreements between the Company and Mr. Wobensmith, all shares of restricted stock vest in full automatically upon the occurrence of a Change in Control (as defined in the 2010 Plan), except as described above with respect to a Change of Control of Genco, or the termination of Mr. Wobensmith’s service to the Company without cause (as defined in the 2010 Plan).  In addition, if Mr. Wobensmith’s service to the Company is terminated by the Company by reason of his death or disability (each as defined under our 2010 Equity Incentive Plan), the restrictions lapse as to a pro rata percentage of the shares, calculated monthly, that would otherwise vest at the next anniversary of the grant date.   For purposes of these agreements, “service” means a continuous time period during which recipient of a restricted stock grant is at least one of the following:  an employee or a director of, or a consultant to, the Company.

Under the terms of the restricted stock grant agreement between the Company and Mr. Georgiopoulos for the grant of 11,936 restricted shares awarded in the aggregate to our directors generally, all shares of restricted stock vest in full automatically upon a Change in Control (as defined in the 2010 Plan) or upon Mr. Georgiopoulos’ death or disability.  Under the terms of the other restricted stock grant agreements between the Company and Mr. Georgiopoulos, all shares of restricted stock vest in full immediately upon the occurrence of a change of control (as defined under our 2010 Equity Incentive Plan) or the termination of Mr. Georgiopoulos’ service as a director, employee or consultant unless Mr. Georgiopoulos voluntarily terminates his service or he is removed as a director for cause in accordance with the Company’s Amended and Restated By-Laws.

In addition, under the terms of the restricted stock grant agreements for our two named executive officers, other than Mr. Georgiopoulos’ agreements for the grant of 11,936 restricted shares for his service as a member of the Board of Directors, if a payment, benefit, or distribution after a change in control causes the executive to owe excise tax under Section 4999 of the Internal Revenue Code, we will fund the amount of this tax such that after payment of the excise tax and any related taxes and penalties, the executive retains the full amount of the payment, benefit or distribution that gave rise to the excise tax liability.

The table below sets forth the vesting of restricted stock that the named executive officers would receive upon termination of their service to the Company under the following sets of circumstances:  change in control, termination without cause, and death or disability.   In each set of circumstances, we have assumed a termination as of the end of the day on December 31, 2013 and used the closing market price of our common stock on December 31, 2013 for purposes of the calculations for the table below:

Name	Value of Restricted Stock Subject to Accelerated Vesting ($)
	Change in Control	Termination without Cause	Death or Disability
John C. Wobensmith	$3,273,130	$3,273,130	$148,300
Peter C. Georgiopoulos	$5,315,808	$5,238,940	$5,315,808

Executive Employment Agreement

Mr. Wobensmith’s Employment Agreement calls for him to receive payments under certain circumstances following a termination of his employment as noted above.  As the term of his employment under such agreement has not commenced, there are currently no circumstances under which any such payments would be due.

Director Compensation

For fiscal year 2013, each of our directors received an annual fee of $60,000, a fee of $10,000 for an Audit Committee assignment, $7,500 for a Compensation Committee assignment and $3,750 for a Nominating and Corporate Governance Committee assignment, and a fee of $250 per meeting for meetings of other committees of the Board.   The Chairmen of the Audit Committee and the Compensation Committee each received an additional annual fee of $5,000.  Also, each of our directors was granted 11,936 restricted shares of common stock on May 16, 2013, with restrictions on all such shares to lapse, if at all, on the date of the Company’s next annual shareholders meeting at which directors are elected.  Restrictions on all such shares will lapse in full automatically upon the occurrence of a change of control (as defined under our 2010 Equity Incentive Plan) or upon such director’s death or disability.  We reimburse our directors for all reasonable expenses incurred by them in connection with serving on our Board of Directors.  The following table summarizes compensation earned by directors other than Mr. Georgiopoulos for the year ended December 31, 2013:

Name of Director (a)	Fees Earned or Paid in Cash ($) (1) (b)	Stock Award ($) (2) (c)	All Other Compensation ($) (g)	Total ($) (h)
Basil G. Mavroleon	$76,250	$44,999	$—	$121,249
Harry A. Perrin	$73,750	$44,999	$—	$118,749
Edward Terino	$82,500	$44,999	$—	$127,499
George Wood	$73,750	$44,999	$—	$118,749

(1)	Directors received an annual fee of $60,000, a fee of $10,000 for an Audit Committee assignment, $7,500 for a Compensation Committee assignment and $3,750 for a Nominating and Corporate Governance Committee assignment.

(2)	The amounts in column (c) reflect the aggregate grant date fair value of restricted stock awards computed in accordance with FASB ASC Topic 718. The actual amount realized by the director will likely vary based on a number of factors, including the Company’s performance, stock price fluctuations and applicable vesting.

For fiscal year 2014, the amounts of the annual fee for each director and fees for committee assignments will remain the same as in fiscal year 2013.  We also expect to make annual restricted stock grants to each director for 2014 having a grant date value of $45,000.

Equity Compensation Plan Information

The following table provides information as of December 31, 2013 regarding the number of shares of the Company’s common stock that may be issued under the Company’s 2010 Equity Incentive Plan, which is the Company’s sole equity compensation plan:

Number of securities
remaining available for
	Number of securities to	Weighted-average exercise	future issuance under
	be issued upon exercise	price of outstanding	equity compensation plans
	of outstanding options,	options, warrants and	(excluding securities
	warrants and rights	Rights	reflected in column (a))
Plan category	(a)	(b)	(c)

Equity compensation plans approved by security holders	—	$—	321
Equity compensation plans not approved by security holders	—	—	—

Total	—	$—	321

REPORT OF THE AUDIT COMMITTEE

The role of the Audit Committee is to assist the Board of Directors in its oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company and the independence and performance of the Company’s auditors. The Board of Directors, in its business judgment, has determined that all members of the Committee are “independent,” as provided under the applicable listing standards of the NYSE. The Committee operates pursuant to a Charter.  As set forth in the Charter, the Committee’s job is one of oversight. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements. Management is also responsible for maintaining appropriate accounting and financial reporting principles and practices and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the annual financial statements, expressing an opinion based on their audit as to the statements’ conformity with generally accepted accounting principles, monitoring the effectiveness of the Company’s internal controls, reviewing the Company’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q and discussing with the Committee any issues they believe should be raised with the Committee.

The Committee met with the Company’s independent auditors to review and discuss the overall scope and plans for the audit of the Company’s consolidated financial statements for the year ended December 31, 2013. The Committee has considered and discussed with management and the independent auditors (both alone and with management present) the audited financial statements and the overall quality of the Company’s financial reporting. Management represented to the Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and the Committee reviewed and discussed the financial statements with management.

The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect.  Finally, the Committee has received written disclosures and the letter from the independent auditors required by the Public Company Accounting Oversight Board (United States) Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, as currently in effect.  The Committee has discussed with the auditors the auditors’ independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the field of auditing or accounting, including in respect of auditor independence. Members of the Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s activities do not provide an independent basis to determine that management has maintained appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”

Based upon the Committee’s receipt and review of the various materials and assurances described above and its discussions with management and independent auditors, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the Securities and Exchange Commission on March 3, 2014.

Submitted by the Audit Committee of the Board of Directors:

Edward Terino, Chairman
Harry A. Perrin
George Wood

The Report of the Audit Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the

Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Report of the Audit Committee by reference therein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Baltic Trading’s voting common stock as of February 26, 2014 of:

•	each person, group or entity known to Baltic Trading to beneficially own more than 5% of our stock;
•	each of our directors;
•	each of our Named Executive Officers; and
•	all of our directors and executive officers as a group.

As of February 26, 2014, a total of 51,168,896 shares of common stock and 6,323,471 shares of Class B stock were outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote, and each share of Class B stock is entitled to fifteen votes, on matters on which common shareholders are eligible to vote.  Holders of common stock and Class B stock vote together as a single class on all matters presented for vote, except as otherwise provided by law. The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the Securities and Exchange Commission, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of that security, or “investment power,” which includes the power to dispose of or to direct the disposition of that security. A person is also deemed to be a beneficial owner of any securities as to which that person has a right to acquire beneficial ownership presently or within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed to be the beneficial owner of securities as to which that person has no economic interest.

Ownership of Common Stock and Class B Stock

Name and Address of Beneficial Owner (1)	Common Stock Beneficially Owned		Percentage of Common Stock Outstanding	Class B Stock Beneficially Owned	Percentage of Class B Stock Outstanding
Genco Shipping & Trading Limited (2)	—		—	6,356,471	100%
Peter C. Georgiopoulos	1,250,602	(3)	2.44%	—	—
John C. Wobensmith	628,968	(4)	1.23%	—	—
Basil G. Mavroleon	26,936	(5)	*	—	—
Edward Terino	26,936	(5)	*	—	—
George Wood	26,936	(5)	*	—	—
Harry A. Perrin	41,936	(5)	*	—	—
Centerbridge Credit Partners, L.P. Centerbridge Credit Partners General Partner, L.P. Centerbridge Credit GP Investors, L.L.C.	1,698,927	(6)(7)	3.32%	—	—
Centerbridge Credit Partners Master, L.P. Centerbridge Credit Partners Offshore General Partner, L.P. Centerbridge Credit Offshore GP Investors, L.L.C.	3,098,398	(6)(8)	6.06%	—	—
Centerbridge Special Credit Partners II, L.P. Centerbridge Special Credit Partners General Partner II, L.P. Centerbridge Special GP Investors II, L.L.C.	2,452,675	(6)(9)	4.79%	—	—
Mark T. Gallogly Jeffrey H. Aronson	7,250,000	(6)(10)	14.17%	—	—
All Directors and executive officers as a group (6 persons)	2,002,314		3.91%	—	—

*	Less than 1% of the outstanding shares of common stock.

(1)	Unless otherwise indicated, the business address of each beneficial owner identified is c/o Baltic Trading Limited, 299 Park Avenue, 12th Floor, New York, NY 10171.

(2)	Shares of Class B stock reported consist solely of shares beneficially owned by Genco through a wholly-owned subsidiary, Genco Investments LLC. These shares have been pledged as security for borrowings under Genco’s $1.4 billion credit facility entered into as of July 20, 2007, as amended. If Genco is in default under this facility and the lenders foreclose on such shares under the terms of the facility, a change in control of Baltic Trading could result.

(3)	Includes 358,000 restricted shares of our common stock granted on March 10, 2010, which vest in four equal installments commencing on March 15, 2011 and on each of the first three anniversaries thereafter; 80,000 restricted shares of our common stock granted on December 24, 2010, which vest in four equal installments commencing on November 15, 2011 and on each of the first three anniversaries thereafter; 80,000 restricted shares of our common stock granted on December 21, 2011, which vest in four equal installments commencing on November 15, 2012 and on each of the first three anniversaries thereafter; 166,666 restricted shares of our common stock granted on December 13, 2012, which vest in four equal installments commencing on November 15, 2013 and on each of the first three anniversaries thereafter; 11,936 restricted shares of our common stock granted on May 16, 2013, which vest on the date of the Company’s 2014 Annual Meeting of Shareholders; and 539,000 restricted shares of our common stock granted on December 19, 2013, which vest in four equal installments commencing on November 15, 2014 and on each of the first three anniversaries thereafter. The foregoing grants are subject to accelerated vesting under certain circumstances set forth in the relevant grant agreement. Mr. Georgiopoulos has pledged 92,000 shares of common stock as security for personal bank loans.

(4)	Includes 108,000 restricted shares of our common stock granted on March 10, 2010, which vest in four equal installments commencing on March 15, 2011 and on each of the first three anniversaries thereafter; 25,000 restricted shares of our common stock granted on December 24, 2010, which vest in four equal installments commencing on November 15, 2011 and on each of the first three anniversaries thereafter; 25,000 restricted shares of our common stock granted on December 21, 2011, which vest in four equal installments commencing on November 15, 2012 and on each of the first three anniversaries thereafter; 83,333 restricted shares of our common stock granted on December 13, 2012, which vest in four equal installments commencing on November 15, 2013 and on each of the first three anniversaries thereafter; and 400,000 restricted shares of our common stock granted on December 19, 2013, which vest in four equal installments commencing on November 15, 2014 and on each of the first three anniversaries thereafter. The foregoing grants are subject to accelerated vesting under certain circumstances set forth in the relevant grant agreement.

(5)	Includes 11,936 restricted shares of our common stock granted on May 16, 2013, which vest on the date of the Company’s 2014 Annual Meeting of Shareholders. The foregoing grant is subject to accelerated vesting under certain circumstances set forth in the relevant grant agreement.

(6)	Information for such shareholders in the table above and in footnotes 6, 7, 8, 9, and 10 is based on a Schedule 13G filed by such shareholders on November 25, 2013. The address of the business office of each such shareholder is 375 Park Avenue, 12th Floor, New York, NY 10152.

(7)	Centerbridge Credit Partners, L.P. (“CCP”) has the power to dispose of and the power to vote the shares of common stock beneficially owned by it, which powers may also be exercised by Centerbridge Credit Partners General Partner, L.P. (“CCPGP”), its general partner, and Centerbridge Credit GP Investors, L.L.C. (“CCGPI”), the general partner of CCPGP. Each of CCPGP and CCGPI may be deemed to beneficially own the shares of Common Stock beneficially owned by CCP by reason of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 13d-3”), but expressly disclaims such beneficial ownership.

(8)	Centerbridge Credit Partners Master, L.P. (“CCPM”) has the power to dispose of and the power to vote the shares of common stock beneficially owned by it, which powers may also be exercised by Centerbridge Credit Partners Offshore General Partner, L.P. (“CCPOGP”), its general partner, and Centerbridge Credit Offshore GP Investors, L.L.C., (“CCOGPI”), the general partner of CCPOGP. Each of CCPOGP and CCOGPI may be deemed to beneficially own the shares of Common Stock beneficially owned by CCPM by reason of Rule 13d-3 but expressly disclaims such beneficial ownership.

(9)	Centerbridge Special Credit Partners II, L.P. (“CSCP II”) has the power to dispose of and the power to vote the shares of Common Stock beneficially owned by it, which powers may also be exercised by Centerbridge Special Credit Partners General Partner II, L.P. (“CSCPGP II”), its general partner, and Centerbridge Special GP Investors II, L.L.C., (“CSGPI II”), the general partner of CSCPGP II. Each of CSCPGP II and CSGPI II may be deemed to beneficially own the shares of common stock beneficially owned by CSCP II by reason of Rule 13d-3 but expressly disclaims such beneficial ownership.

(10)	Messrs. Gallogly and Aronson, as managing members of CCGPI, CCOGPI and CSGPI II, share power to vote the Common Stock beneficially owned by CCP, CCPM and CSCP II. Each of Messrs. Gallogly and Aronson may be deemed to beneficially own the shares of common stock beneficially owned by CCP, CCPM, and CSCP II by reason of Rule 13d-3 but expressly disclaims such beneficial ownership.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Genco Shipping & Trading Limited

In connection with the Company’s initial public offering in 2010, Genco Investments LLC, a wholly owned subsidiary of the Genco (“Genco Investments”), entered into a registration rights agreement with the Company pursuant to which the Company granted Genco Investments and its affiliates certain registration rights with respect to the Company’s common stock and Class B stock owned by them. Pursuant to the agreement, Genco Investments has the right, subject to certain terms and conditions, to require the Company, on up to three separate occasions following the first anniversary of its initial public offering, to register under the Securities Act of 1933, as amended (or the Securities Act), shares of the Company’s common stock, including common stock issuable upon conversion of Class B stock, held by Genco Investments and its affiliates for offer and sale to the public (including by way of underwritten public offering) and incidental or “piggyback” rights permitting participation in certain registrations of common stock by the Company.  Genco Investments currently owns 6,356,471shares of Baltic Trading’s Class B stock.

In 2010, the Company entered into a Management Agreement with Genco pursuant to which Genco provides the Company with commercial, technical, administrative and strategic services.  The Management Agreement is for an initial term of approximately 15 years and will automatically renew for additional five-year periods unless terminated in accordance with its terms.  The Company pays Genco for the services it provides us as well as reimburses Genco for its costs and expenses incurred in providing certain of these services.  The Company pays Genco a commercial services fee of 1.25% of gross charter revenues generated by each vessel; a technical services fee of $750 per ship per day, subject to increase based on the Consumer Price Index; and a sale and purchase fee equal to 1% of the gross purchase or sale price upon the consummation of any purchase or sale of a vessel by us.   For the year ended December 31, 2013, the Company incurred costs of $4,571,449 pursuant to the Management Agreement.  At December 31, 2013, the amount due to Genco from the Company was $105,434 for such services.  Additionally, during the year ended December 31, 2013, the Company incurred fees of $41,517 for internal audit services provided by Genco employees which are reimbursable to Genco pursuant to the Management Agreement, and Genco incurred costs in a net amount of $402,997 on the Company’s behalf to be reimbursed to Genco pursuant to the Management Agreement.  At December 31, 2013, the amount due to the Company from Genco was $92,244 for such costs.

Also in 2010, the Company entered into an Omnibus Agreement with Genco pursuant to which Genco has a right of first refusal with respect to business opportunities generally except with respect to certain spot charter opportunities, as to which the Company a right of first refusal.  So that Genco may comply with a provision in one of its existing credit facilities, the Omnibus Agreement further provides that the Company will not issue any shares of preferred stock without the Genco’s prior written consent.

Transactions with Aegean Marine Petroleum Network, Inc.

In 2010, the Company entered into an agreement with Aegean Marine Petroleum Network, Inc. (“Aegean”) to purchase lubricating oils for certain vessels in its fleet.  Peter C. Georgiopoulos is Chairman of the Board of Aegean.  During the year ended December 31, 2013, Aegean supplied lubricating oils to Baltic Trading’s vessels aggregating $518,675.  At December 31, 2013, $50,986 remained outstanding to Aegean.

Review and Approval of Transactions with Related Persons

In March 2010, our Board of Directors adopted a policy and procedures for review, approval and monitoring of transactions involving the Company and “related persons” (generally, directors and executive officers, director nominees, shareholders owning five percent or greater of any class of the Company’s voting securities, immediate family members of the foregoing).  The policy covers any related person transaction that meets the minimum threshold for disclosure in the proxy statement under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest) and will be applied to any such transactions proposed after its adoption.

Related person transactions must be approved by the Board or by a committee of the Board consisting solely of independent directors, who will approve the transaction only if they determine that it is in the best interests of the Company.  In considering the transaction, the Board or committee will consider all relevant factors, including as applicable (i) the related person’s interest in the transaction; (ii) the approximate dollar value of the amount involved in the transaction; (iii) the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss; (iv) the Company’s business rationale for entering into the transaction; (v) the alternatives to entering into a related person transaction; (vi) whether the transaction is on terms no less favorable to the Company than terms that could have been reached with an unrelated third party; (vii) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; (viii) the overall fairness of the transaction to the Company; and (ix) any other information regarding the transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.  If a director is involved in the transaction, he or she will not cast a vote regarding the transaction.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Our Audit Committee has selected the firm of Deloitte & Touche LLP as Baltic Trading’s independent auditors to audit the financial statements of Baltic Trading for the fiscal year ending December 31, 2014 and recommends that shareholders vote for ratification of this appointment. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP.

If the shareholders fail to ratify the selection, our Audit Committee will reconsider its selection of auditors. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such change would be in the best interests of Baltic Trading and its shareholders.

Fees to Independent Auditors for Fiscal 2013 and 2012

The following table presents fees for professional services rendered by Deloitte & Touche LLP for the audit of the Company’s annual financial statements for fiscal 2013 and fiscal 2012 and fees billed for audit-related services, tax services and all other services rendered by Deloitte & Touche LLP for fiscal 2013 and fiscal 2012.

Type of Fees	2013	2012
	($ in thousands)	($ in thousands)
Audit Fees	$153	$148
Audit-Related Fees	$115	$10
Tax Fees	$0	$0
All Other Fees	$0	$0
Total	$268	$158

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees that the Company paid to the auditor for the audit of the Company’s annual financial statements included in its Form 10-K and review of financial statements included in its Form 10-Qs and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.  “Audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and include services associated with primary and secondary offerings of our common stock in the past two fiscal years and other matters related to our periodic public filings; “tax fees” are fees for tax compliance, tax advice and tax planning; and “all other fees” are fees for any services not included in the first three categories.

Pre-Approval Policy for Services Performed by Independent Auditor

The Audit Committee has responsibility for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee must pre-approve all permissible services to be performed by the independent auditor.

The Audit Committee has adopted an auditor pre-approval policy which sets forth the procedures and conditions pursuant to which pre-approval may be given for services performed by the independent auditor. Under the policy, the Committee must give prior approval for any amount or type of service within four categories:  audit, audit-related, tax services or, to the extent permitted by law, other services that the independent auditor provides. Prior to the annual engagement, the Audit Committee may grant general pre-approval for independent auditor services within these four categories at maximum pre-approved fee levels. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval and, in those instances, such service will require separate pre-approval by the Audit Committee if it is to be provided by the independent auditor. For any pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence, whether the auditor is best positioned to provide the most cost effective and efficient service and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. The Audit Committee may delegate to one or more of its members authority to approve a request for pre-approval provided the member reports any approval so given to the Audit Committee at its next scheduled meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION (ITEM 2 OF THE ENCLOSED PROXY CARD) OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS BALTIC TRADING’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

PROPOSAL NO. 3

APPROVAL OF THE AMENDMENT TO THE 2010 EQUITY INCENTIVE PLAN

The 2010 Equity Incentive Plan, or the Plan, allows the Company to provide stock-based compensation to our directors, executive officers, employees and consultants of the Company and its affiliates. The Plan became effective on March 3, 2010.

The Board originally adopted the Plan to enhance the profitability and value of the Company for the benefit of its shareholders.  The Plan enables the Company to offer eligible officers, directors, employees, and consultants stock-based incentives in the Company to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's shareholders.  The Compensation Committee recommended, and the Board adopted, an amendment to the Plan to increase the number of shares of the Company’s common stock available for awards under the Plan from 2,000,000 to 6,000,000 shares, representing an increase of 4,000,000 shares.  The Compensation Committee recommended the amount of the increase based on the Company’s historical use of equity awards, its anticipated use of such awards in the future, and a review of the amount of such increases adopted by comparable companies. The Board’s adoption of the amendment to the Plan is subject to the approval of the Company’s shareholders.

Why You Should Vote for the Amendment to the Plan

Equity Incentive Awards Are an Important Part of Our Compensation Philosophy

The Plan is critical to the Company’s ongoing effort to build shareholder value.  Equity incentive awards are central to the Company’s compensation program. The Compensation Committee and the Board believe that the Company’s ability to grant equity incentive awards has helped us attract, retain, and motivate key talent.

Further, the Plan allows the Company to utilize a broad array of equity incentives in order to secure and retain the services of the Company’s executives and directors, and to provide incentives for such persons to exert maximum efforts for the Company’s success. Although currently the Company primarily utilizes restricted stock as the vehicle for equity incentives, the Plan enables the Company to consider alternative equity incentive vehicles, as appropriate.

The Plan is Substantially Depleted

There are 321 shares remaining available for grant under the Plan.  Although we could substitute cash compensation as an alternative to equity incentives as was done for a portion of the 2013 year-end grant to our Chairman, we anticipate that we will have difficulty attracting, retaining, and motivating our executive officers, directors, employees, and consultants if we are unable to make equity grants. We believe that equity awards are a more effective executive compensation vehicle than cash because equity delivers high potential value with a smaller impact on current income and cash flow. Therefore, we are asking our shareholders to approve the amendment to the Plan.

The Plan Combines Compensation and Governance Best Practices

The Plan includes provisions that are designed to protect our shareholders’ interests and to reflect corporate governance best practices including:

•
Continued eligibility for equity awards. We grant restricted stock to our executive officers. By doing so, we link their interests with shareholder interests throughout the organization and motivate them to act as owners of the business.

•
Shareholder approval is required for additional shares. The Plan does not contain an annual or other “evergreen” provision. The number of shares is fixed and shareholder approval is required to increase the number of shares available for issuance under the Plan.

Description of the Amended 2010 Equity Incentive Plan

The material features of the Plan (as amended to increase the number of shares available for awards) are outlined below. This summary is qualified in its entirety by reference to the complete text of the Plan. Shareholders are urged to read the actual text of the Plan in its entirety, which is filed with this Proxy Statement as Annex A.

Awards Under the Plan

The Plan provides for the grant of (a) incentive stock options, (b) non-qualified stock options, (c) stock appreciation rights, (d) dividend equivalent rights, (e) restricted stock, (f) restricted stock units,  (g) unrestricted stock and (h) performance shares. The term “award” refers to any of the preceding.

Administration

The Plan is administered by the Compensation Committee of the Board, or any other committee that the Board designates (the “Committee”). It is intended that the Committee will be comprised of individuals who are not employees of the Company and who qualify as a “non-employee directors” within the meaning of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934 (the “1934 Act”). However, no award will be invalidated if the Committee is not comprised solely of such individuals. The Board may act as the Committee. Subject to the terms of the Plan, the Board or the Committee, as applicable, will determine recipients, the numbers and types of stock awards to be granted and the terms and conditions of the stock awards, including the period of their exercisability, vesting and exercise price.

Shares Available for Awards

The Plan originally provided for the issuance of up to 2,000,000 shares of common stock.  As noted above, all but 321 of those shares have been issued or are subject to outstanding awards. The amendment to the Plan increased the number of shares of common stock with respect to which awards may be granted by an additional 4,000,000 shares of common stock. These shares may be either authorized and unissued shares of common stock, shares of common stock held in Company’s treasury or shares of common stock acquired by the Company for the purposes of the Plan. In general, if awards under the Plan are cancelled, expire or terminate unexercised for any reason, the shares subject to such awards will be available again for the grant of awards under the Plan. The number of shares of common stock available for awards under the Plan will be reduced by the total number of stock options or stock appreciation rights exercised (regardless of whether the shares of common stock underlying such awards are not actually issued as the result of net settlement).

No individual may be granted awards under the Plan during any one calendar year with respect to more than 800,000 shares of common stock. Stock options and stock appreciation rights granted and subsequently cancelled or deemed to be canceled in the same calendar year count against this individual annual limit for that year even after their cancellation.

Eligibility

The persons eligible to receive awards under the Plan are those officers, directors, and executive, managerial, professional or administrative employees of, and consultants to, (i) the Company, its subsidiaries and its joint ventures or (ii) Genco Shipping & Trading Limited (“Genco”), its subsidiaries and joint ventures,  (collectively, “key persons”) as the Committee in its sole discretion shall select. The Committee may from time to time in its sole discretion determine that any key person shall be ineligible to receive awards under the Plan. No incentive stock option may be granted under the Plan to a person who is not an employee of the Company or a parent or subsidiary of the Company on the date of grant.

Agreements Evidencing Awards

Each award granted under the Plan (except an award of unrestricted stock) shall be evidenced by a written agreement (an “Award Agreement”), which shall contain such provisions as the Committee may, in its sole discretion, deem necessary or desirable.

Stock Options

The Committee may grant incentive stock options and nonqualified stock options to purchase shares of common stock to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms as the Committee shall determine in its sole discretion, subject to the provisions of the Plan. The term of each option may not exceed 10 years (or five years in the case of an incentive stock option granted to a 10% shareholder). No incentive stock option may have an exercise price less than the par value of a share of common stock (or, in the case of an incentive stock option granted to a 10% shareholder, 110% of fair market value of a share of common stock on the date of grant).  If the employment of the holder of a stock option is terminated by the Company without cause or the individual terminates employment with the Company’s prior consent, any unvested stock options will be forfeited at the date of termination of employment and vested options may be exercised during a period of three months after the date of termination.  If the termination is due to the individual’s retirement, death or disability, the stock options can be exercised pursuant to the original option terms.  If the individual terminates employment without the Company’s prior consent or is terminated for cause, all outstanding options, whether or not vested, will be forfeited at the date of termination.

Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee at the time of grant and the exercisability of such options may be accelerated by the Committee in its sole discretion. Upon the exercise of an option, the participant must make payment of the full exercise price, either (i) by certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for the full option exercise price; or (ii) with the consent of the Committee, by delivery of shares of common stock having a fair market value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for any remaining portion of the full option exercise price; or (iii) at the discretion of the Committee and to the extent permitted by law, by such other provision, consistent with the terms of the Plan, as the Committee may from time to time prescribe.

Stock Appreciation Rights

Stock appreciation rights typically will provide for payments to the recipient based upon increases in the price of our common stock over the exercise price of the stock appreciation right. The Committee may grant stock appreciation rights to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Committee shall determine in its sole discretion, subject to the provisions of the Plan. The terms of a stock appreciation right may provide that it shall be automatically exercised upon the happening of a specified event. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan. A stock appreciation right granted in connection with a stock option may be granted at or after the time of grant of such option.

Dividend Equivalent Rights

The Committee may, in its sole discretion, include in any Award Agreement with respect to an option, stock appreciation right, or performance shares, a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such award is outstanding and unexercised, on the shares of common stock covered by such award if such shares were then outstanding. In the event such a provision is included in an Award Agreement, the Committee shall determine whether such payments shall be made in cash or in shares of common stock, whether they shall be conditioned upon the exercise of the award to which they relate, the time or times at which they shall be made, and such other vesting and forfeiture provisions and other terms and conditions as the Committee shall deem appropriate.

Restricted Stock

The Committee may grant restricted shares of common stock to such key persons, in such amounts, and subject to such vesting and forfeiture provisions and other terms and conditions as the Committee shall determine in its sole discretion, subject to the provisions of the Plan. Restricted stock awards may be made independently of or in connection with any other award under the Plan. A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Committee shall specify by accepting delivery of a restricted stock agreement in such form as the Committee shall determine and, in the event the restricted shares are newly issued by the Company, makes payment to the Company or its exchange agent as required by the Committee and in accordance with the Marshall Islands Business Corporations Act.  Unless the Committee determines otherwise, all unvested restricted shares will be forfeited if the grantee’s employment terminates for any reason.

Restricted Stock Units

A restricted stock unit entitles the grantee to receive a share of stock, or in the sole discretion of the Committee, the value of a share of stock, on the date that the restricted stock unit vests. Vesting of restricted stock units may be based on continued employment with the Company and/or upon the achievement of specific performance goals. The Committee may, at the time that restricted stock units are granted, impose additional conditions to vesting. Unvested restricted stock units are automatically and immediately forfeited upon a grantee’s termination of employment for any reason. The grantee of a restricted stock unit will have the rights of a shareholder only as to shares for which a stock certificate has been issued pursuant to the award and not with respect to any other shares subject to the award.  Unless the Committee determines otherwise, all unvested restricted stock units will be forfeited if the grantee’s employment terminates for any reason.

Performance Shares

The Committee may grant performance share awards to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Committee shall in its sole discretion determine, subject to the provisions of the Plan.  Such an award entitles the grantee to acquire shares of common stock, or to be paid the value thereof in cash, as the Committee shall determine in its sole discretion, if specified performance goals are met.  Performance shares may be awarded independently of, or in connection with, any other award under the Plan.  The grantee of a performance share award will have the rights of a stockholder only as to shares for which a stock certificate has been issued pursuant to the award and not with respect to any other shares subject to the award. Unless the Committee determines otherwise, all performance shares will be forfeited if the grantee’s employment terminates for any reason.

Unrestricted Stock

The Committee may grant (or sell at a purchase price at least equal to par value) shares of common stock free of restrictions under the Plan, to such key persons and in such amounts and subject to such forfeiture provisions as the Committee shall determine in its sole discretion. Shares may be thus granted or sold in respect of past services or other valid consideration.

Certain Corporate Changes

The Plan provides that in the event of a change in the capitalization of the Company, a stock dividend or split, a merger or combination of shares and certain other similar events, there will be an adjustment in the number of shares of Common Stock available to be delivered under the Plan, the maximum annual limit, the number of shares subject to awards, and the exercise prices of certain awards. The Plan also provides for the adjustment or termination of awards upon the occurrence of certain corporate events.

Plan Amendments

Our Board will have the authority to time suspend, discontinue, revise or amend the Plan. However, in general, no amendment of the Plan may materially impair any rights or materially increase any obligations under awards already granted to a participant unless agreed to by the affected grantee. We will obtain shareholder approval of any amendment to the Plan if required by applicable law or stock exchange rules.

Plan Termination

Unless sooner terminated by the Board, the ability to grant incentive stock options under the Plan will automatically terminate (i) on March 3, 2020 with respect to the original 2,000,000 shares authorized under the Plan and (ii) on March 13, 2024 with respect to the additional 4,000,000 shares authorized by the amendment to the Plan.

U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences of Awards under the Plan based on present U.S. federal tax laws. Federal tax laws may change from time to time and any legislation that may be enacted in the future may significantly affect the U.S. federal income tax consequences described below.

Non-Qualified Options. The grant of a non-qualified option will not result in taxable income to the grantee. Except as described below, the grantee will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the stock acquired over the exercise price for those shares and the Company will be entitled to a corresponding deduction for such excess. Gains or losses realized by the grantee upon the subsequent disposition of such shares will be treated as capital gains and losses, with the basis in such stock equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the grantee. The exercise of an incentive stock option will not result in taxable income to the grantee provided that the grantee was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the grantee is disabled, as that term is defined in the Code). However, the excess of the fair market value of the stock at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the grantee’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised.

If the grantee does not sell or otherwise dispose of the stock within two years from the date of the grant of the incentive stock option or within one year after the transfer of such stock to the grantee, then upon disposition of such stock, any amount realized in excess of the exercise price will be taxed to the grantee as capital gain, and the Company will not be entitled to a corresponding deduction. A capital loss will be recognized to the extent that the amount realized is less than the exercise price. If the foregoing holding period requirements are not met, the disposition of the stock will generally be a “disqualifying disposition,” and the grantee will generally realize ordinary income at the time of the disposition of such stock, in an amount equal to the lesser of (i) the excess of the fair market value of the stock on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the stock on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the grantee will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the stock. The Company will be entitled to a deduction to the extent that the grantee recognizes ordinary income because of a disqualifying disposition.

Stock Appreciation Rights. The grant of a stock appreciation right will not result in taxable income to the grantee. Upon exercise of a stock appreciation right, the fair market value of Stock received will be taxable to the grantee as ordinary income and the Company will be entitled to a corresponding deduction. Gains and losses realized by the grantee upon the subsequent disposition of any such stock will be treated as capital gains and losses, with the basis in such stock equal to the fair market value of the stock at the time of exercise.

Restricted Stock. The grantee of restricted stock will not realize taxable income at the time of grant and the Company will not be entitled to a corresponding deduction, assuming that the restrictions constitute a “substantial risk of forfeiture” for U.S. federal income tax purposes. Upon the vesting of restricted stock, the holder will realize ordinary income in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction for such amounts. Gains or losses realized by the grantee upon the subsequent disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the grantee and the Company will be entitled to a corresponding deduction. A grantee may elect pursuant to Section 83(b) of the Code to have income recognized at the date of grant of a restricted stock award (and to have the applicable capital gain holding period commence as of that date) and the Company will be entitled to a corresponding deduction for such income.

Restricted Stock Units. The grant of a restricted stock unit will not result in taxable income to the grantee at the time of grant and the Company will not be entitled to a corresponding deduction. Upon the vesting of the restricted stock unit, the grantee will have ordinary income equal to the amount of cash received and the then fair market value of the shares received and the Company will then be entitled to a corresponding deduction for such income. Gains and losses realized by the grantee upon the subsequent disposition of such shares will be treated as capital gains and losses, and the basis of such shares will be equal to the fair market value of such shares at the time of vesting.

Unrestricted Stock. The grant of unrestricted stock will result in the ordinary income for the recipient at the time of grant in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the grantee upon the subsequent disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of grant.

Dividend Equivalent Rights. The grant of dividend equivalent rights will not result in income to the recipient or in a tax deduction for the Company. When any amount is paid or distributed to a recipient in respect of a dividend equivalent right, the recipient will recognize ordinary income equal to the fair market value of any property distributed and/or the amount of any cash distributed, and the Company will be entitled to a corresponding deduction.

Withholding of Taxes. The Company may withhold amounts from grantees to satisfy withholding tax requirements. Subject to guidelines established by the Committee, grantees may have stock withheld from Awards or may tender stock to the Company to satisfy tax withholding requirements.

$1 Million Limit. Section 162(m) of the Code disallows a federal income tax deduction for certain compensation in excess of $1 million per year paid to each of the Company’s chief executive officer and its three other most highly compensated executive officers other than the chief executive officer and chief financial officer. Compensation that qualifies as “performance-based compensation” is not subject to the $1 million limit. As described above, the Company believes the amount of compensation that would currently be subject to Section 162(m) not to be material and thus the Company has not sought to structure its grants under the Plan to qualify for exemption under Section 162(m). The Compensation Committee intends to consider Section 162(m) in the future based on the amount of executive income and other factors.

Section 409A. Section 409A of the Code imposes certain restrictions on deferred compensation. If the Section 409A restrictions are not followed, a grantee could be subject to accelerated liability for tax on the non-complying award, as well as a 20% penalty tax. The Plan is intended to be exempt from or comply with the requirements of Code Section 409A.

Change In Control. Unless the Committee provides otherwise, all awards will become fully vested and exercisable upon a change in control of the Company.  In addition if a grantee’s employment terminates for any reason other than cause within one year after a change in control of the Company, any options held by the grantee will be exercisable until the later of the first anniversary of termination of employment or the date otherwise set forth in the option grant.  Any acceleration of the vesting or payment of awards under the Plan in the event of a change in control in the Company may cause part or all of the consideration involved to be treated as an “excess parachute payment” under Section 280G of the Code, which may subject the grantee to a 20% excise tax and preclude deduction by the Company.

Tax Advice. The preceding discussion is based on current provisions of the Code, current and proposed Regulations, and administrative and judicial interpretations of the Code, all as currently in effect as of the date hereof, and which are subject to change, possibly with retroactive effect. In addition, this discussion does not purport to be a complete description of the U.S. federal income tax aspects of the Plan. A grantee may also be subject to state, local, and foreign taxes in connection with the grant of Awards under the Plan.

New Plan Benefits

Our Board and Compensation Committee have not made any determination with respect to future awards under the Plan, and any allocation of such awards will be made only in accordance with the provisions of the Plan. Because awards under the Plan are subject to the discretion of the Compensation Committee, awards and benefits under the Plan for the current or any future year are not determinable. Future option exercise prices under the Plan are not determinable because they will be based upon the fair market value of our common stock on the date of grant.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL (ITEM 3 ON THE ENCLOSED PROXY CARD) OF THE AMENDMENT TO THE 2010 EQUITY INCENTIVE PLAN.

 PROPOSAL NO. 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The guiding principles of the Company’s compensation policies and decisions include aligning each executive’s compensation with the Company’s business strategy and the interests of our shareholders and providing incentives needed to attract, motivate and retain key executives who are important to our long-term success. Consistent with this philosophy, a significant portion of the total incentive compensation for each of our executives directly relates to the Company’s financial results and to other performance factors that measure our progress against the goals of our strategic and operating plans, as well as performance against our peers.

Shareholders are urged to read the Compensation Discussion and Analysis section of this Proxy Statement, which discusses how our compensation design and practices reflect our compensation philosophy. The Compensation Committee and the Board believe that our compensation design and practices are effective in implementing our guiding principles.

We are required to submit a proposal to shareholders for a non-binding advisory vote to approve the compensation of our named executives pursuant to Section 14A of the 1934 Act. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our named executives. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executives and the principles, policies and practices described in this proxy statement. Accordingly, the following resolution is submitted for shareholder vote at the 2014 Annual Meeting:

“RESOLVED, that the shareholders of Baltic Trading Limited approve, on an advisory basis, the compensation of its named executives as disclosed in the Proxy Statement for the 2014 Annual Meeting, including the Summary Compensation Table and the Compensation Discussion and Analysis set forth in such Proxy Statement and other related tables and disclosures.”

As this is an advisory vote, the result will not be binding on the Company, the Board or the Compensation Committee, although our Compensation Committee will consider the outcome of the vote when evaluating our compensation principles, design and practices. Proxies submitted without direction pursuant to this solicitation will be voted “FOR” the approval of the compensation of the Company’s named executives, as disclosed in this proxy statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE NON-BINDING RESOLUTION ON EXECUTIVE COMPENSATION (ITEM 4 ON THE ENCLOSED PROXY CARD).

PROPOSAL NO. 5

ADVISORY VOTE ON THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the 1934 Act, the Company is required to submit to shareholders an advisory vote as to whether the shareholder advisory vote to approve the compensation of its named executives — Proposal No. 4 above — should occur every one, two or three years. You may cast your vote by choosing one year, two years or three years or you may abstain from voting when you vote for the resolution set forth below.

In formulating its recommendation, the Board has determined that an advisory vote on executive compensation every three years is the best approach for the Company based on a number of considerations, including the following:

•	Our compensation program is designed to induce performance over a multi-year period. A vote held every three years would be more consistent with, and provide better input on, our long-term compensation, which constitutes a significant portion of the compensation of our named executives;

•	A three-year vote cycle gives the Board sufficient time to thoughtfully consider the results of the advisory vote and to implement any desired changes to our executive compensation policies and procedures; and

•	A three-year cycle will provide shareholders sufficient time to evaluate the effectiveness of our short- and long-term compensation strategies and the related business outcomes of the Company.

Accordingly, the following resolution is submitted for shareholder vote at the 2014 Annual Meeting:

“RESOLVED, that the highest number of votes cast by the shareholders of Baltic Trading Limited for the option set forth below shall be the preferred frequency with which the Company is to hold an advisory vote on the approval of the compensation of its named executives included in the proxy statement:

•	yearly or

•	every two years or

•	every three years”

The option of one year, two years or three years that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on executive compensation that has been selected by shareholders. However, as this is an advisory vote, the result will not be binding on our Board or the Company. Our Compensation Committee will consider the outcome of the vote when determining how often the Company should submit to shareholders an advisory vote to approve the compensation of its named executives included in the Company’s proxy statement. Proxies submitted without direction pursuant to this solicitation will be voted for the option of “EVERY THREE YEARS”.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR “EVERY THREE YEARS” (ITEM 5 ON THE ENCLOSED PROXY CARD) FOR THE NON-BINDING, ADVISORY VOTE ON EXECUTIVE COMPENSATION.

SHAREHOLDER PROPOSALS

Shareholder proposals to be presented at the 2014 Annual Meeting of Shareholders must be received by Baltic Trading at its offices in New York, New York, addressed to the Secretary, a reasonable time before Baltic Trading begins to print and send its proxy materials, if the proposal is submitted for inclusion in Baltic Trading’s proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Act of 1934, or not earlier than October 4, 2014 and not later than November 3, 2014 if the proposal is submitted pursuant to Baltic Trading’s By-Laws.  Such proposals must comply with Baltic Trading’s By-Laws and the requirements of Regulation 14A of the 1934 Act.

In addition, Rule 14a-4 of the 1934 Act governs Baltic Trading’s use of its discretionary proxy voting authority with respect to a shareholder proposal that is not addressed in the proxy statement. With respect to Baltic Trading’s 2015 Annual Meeting of Shareholders, if Baltic Trading is not provided notice of a shareholder proposal on or after October 4, 2014, but not later than November 3, 2014, Baltic Trading will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the 1934 Act and the rules thereunder, Baltic Trading’s executive officers and directors and persons who own more than 10% of a registered class of Baltic Trading’s equity securities, or 10% holders, are required to file with the Securities and Exchange Commission reports of their ownership of, and transactions in, Baltic Trading’s common stock. Based solely on a review of copies of such reports furnished to Baltic Trading, and written representations that no reports were required, Baltic Trading believes that during the fiscal year ended December 31, 2013 its executive officers, directors, and 10% holders complied with the Section 16(a) requirements.

ANNUAL REPORT ON FORM 10-K

Baltic Trading will provide without charge a copy of its Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 3, 2014 (without the exhibits attached thereto) to any person who was a holder of Baltic Trading common stock on the Record Date. Requests for the Annual Report on Form 10-K should be made in writing, should state that the requesting person held Baltic Trading common stock on the Record Date and should be submitted to John C. Wobensmith, President, Chief Financial Officer, Principal Accounting Officer, Secretary and Treasurer of Baltic Trading, at 299 Park Avenue, 12th Floor, New York, New York 10171.

CHARITABLE CONTRIBUTIONS

During fiscal years 2011, 2012, and 2013, the Company did not make any contributions, to any charitable organization in which an independent director served as an executive officer, which exceeded the greater of $1 million or 2% of the charitable organization’s consolidated gross revenues.

OTHER MATTERS

At the date of this proxy statement, management was not aware that any matters not referred to in this proxy statement would be presented for action at the Annual Meeting. If any other matters should come before the Annual Meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.

BY ORDER OF THE BOARD OF DIRECTORS

John C. Wobensmith
President, Chief Financial Officer, Principal
Accounting Officer, Secretary and Treasurer

Dated:  March 14, 2014

Annex A

BALTIC TRADING LIMITED
2010 EQUITY INCENTIVE PLAN

(as amended and restated effective March 13, 2014)

ARTICLE I
General

1.1	Purpose

The Baltic Trading Limited 2010 Equity Incentive Plan (the “Plan”) is designed to provide certain key persons, on whose initiative and efforts the successful conduct of the business of Baltic Trading Limited (the “Company”) depends, with incentives to: (a) enter into and remain in the service of the Company (b) acquire a proprietary interest in the success of the Company, (c) maximize their performance and (d) enhance the long-term performance of the Company.

1.2	Administration

(a)               Administration by Board of Directors.  The Plan shall be administered by the Company’s Board of Directors (the “Administrator”).  The Administrator shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Award Agreements executed pursuant to Section 2.1 in its sole discretion with all such determination being final, binding and conclusive, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) to make all determinations necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

(b)               Administrator Action.  Actions of the Administrator shall be taken by the vote of a majority of its members.  Any action may be taken by a written instrument signed by a majority of the Administrator members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.

(c)               Delegation.  Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities to any person or persons selected by it, and may revoke any such allocation or delegation at any time.  Specifically, the Board of Directors may delegate to one or more officers of the Company the authority to designate the individuals (other than such officer(s)), who will receive awards under the Plan and the size of each such grant, to the fullest extent permitted by applicable law, provided that the Committee shall itself grant awards to those individuals who could reasonably be considered to be subject to the insider trading provisions of Section 16 of the Securities Exchange Act of 1934 (the “1934 Act”).

(d)               Deemed Delegation to Committee.  To the extent permitted by law, the Board of Directors shall be deemed to have delegated its all of its responsibilities and powers under the Plan, other than the authority to amend or terminate the Plan, to the Compensation Committee of the Board of Directors or such other committee or subcommittee as the Board of Directors may designate or as shall be formed by the abstention or recusal of a non-Qualified Member (as defined below) of such committee (the “Committee”).  The members of the Committee shall be appointed by, and serve at the pleasure of, the Board of Directors.  While it is intended that at all times that the Committee acts in connection with the Plan, the Committee shall consist solely of Qualified Members, the number of whom shall not be less than two, the fact that the Committee is not so comprised will not invalidate any grant hereunder that otherwise satisfies the terms of the Plan.  For purposes of the foregoing, a “Qualified Member” is a “non-employee director” within the meaning of Rule 16b-3 (“Rule 16b‑3”) promulgated under the 1934 Act.  In any circumstance that the Board of Directors elects to act as the Administrator or to delegate its responsibilities and powers to another person or persons other than the Committee, the deemed delegation shall not apply.

1.3	Persons Eligible for Awards

The persons eligible to receive awards under the Plan are those officers, directors, and executive, managerial, administrative and professional employees of and consultants to (i) the Company, its subsidiaries and joint ventures or (ii) Genco Shipping & Trading Limited (“Genco”), its subsidiaries and joint ventures, (collectively, “key persons”) as the Administrator in its sole discretion shall select, taking into account the duties of the respective employees, their present and potential contributions to the success of the Company, and such other factors as the Administrator shall deem relevant in connection with accomplishing the purpose of the Plan.  The Administrator may from time to time, in its sole discretion, determine that any key person shall be ineligible to receive awards under the Plan.  Key persons of Genco only are eligible to be granted awards as such at such time as Genco continues to own at least 10% of the aggregate number of outstanding shares of Common Stock and Class B Stock of the Company.

1.4	Types of Awards Under Plan

Awards may be made under the Plan in the form of (a) incentive stock options, (b) non-qualified stock options, (c) stock appreciation rights, (d) dividend equivalent rights, (e) restricted stock, (f) unrestricted stock, (g) restricted stock units, and (h) performance shares, all as more fully set forth in Article II.  The term “award” means any of the foregoing.  No incentive stock option may be granted to a person who is not an employee of the Company or a parent or subsidiary (within the meaning of section 424 of the Code) of the Company on the date of grant.  Notwithstanding any provision of the Plan, to the extent any Award would be subject to Section 409A of the Internal Revenue Code of 1986 (the “Code”), no such Award may be granted if it would fail to comply with the requirements set forth in Section 409A of the Code.

1.5	Shares Available for Awards

(a)               Subject to adjustment as provided in Section 3.7(a), awards may at any time be granted under the Plan with respect to an aggregate of 6,000,000 shares of common stock of the Company (“Common Stock”).

(b)               Shares issued pursuant to the Plan shall be authorized but unissued Common Stock.  The Administrator may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares.

(c)               Certain Shares to Become Available Again.  The following shares of Common Stock shall again become available for awards under the Plan: any shares that are subject to an award under the Plan and that remain unissued upon the cancellation or termination of such award for any reason whatsoever; any shares of restricted stock forfeited pursuant to Section 2.7(e), provided that any dividends paid on such shares are also forfeited pursuant to such Section 2.7(e); and any shares in respect of which a stock appreciation right or performance share award is settled for cash.

(d)               Individual Limit.  Except for the limits set forth in this Section 1.5(d) and 2.2(i), no provision of this Plan shall be deemed to limit the number or value of shares with respect to which the Administrator may make awards to any eligible person.  Subject to adjustment as provided in Section 3.7(a), awards may not be granted to any one employee of the Company during any one calendar year with respect to more than 800,000 shares of Common Stock.  Stock options and stock appreciation rights granted and subsequently canceled or deemed to be canceled in a calendar year count against this limit even after their cancellation.  The provisions of this Section 1.5(d) shall not apply in any circumstance with respect to which the Administrator in its sole discretion determines that compliance with Section 162(m) of the Code is not necessary.

1.6	Definitions of Certain Terms

(a)                The term “applicable company” shall mean any of the Company, Genco, their subsidiaries or joint ventures, as indicated by the context.

(b)               The term “cause” in connection with a termination of employment for cause shall mean:

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(i)                   to the extent that there is an employment, severance or other agreement governing the relationship between the grantee and the applicable company, which agreement contains a definition of “cause,” cause shall consist of those acts or omissions that would constitute “cause” under such agreement; and otherwise,

(ii)                 the grantee’s termination of employment by the applicable company or an affiliate on account of any one or more of the following:

(A)            any failure by the grantee substantially to perform the grantee’s duties;

(B)             any excessive unauthorized absenteeism by the grantee;

(C)             any refusal by the grantee to obey the lawful orders of the Board of Directors or any other person or Administrator to whom the grantee reports;

(D)             any act or omission by the grantee that is or may be injurious to the applicable company, monetarily or otherwise;

(E)              any act by the grantee that is inconsistent with the best interests of the applicable company;

(F)              the grantee’s material violation of any of the applicable company’s policies, including, without limitation, those policies relating to discrimination or sexual harassment;

(G)             the grantee’s unauthorized (a) removal from the premises of the applicable company or an affiliate of any document (in any medium or form) relating to the applicable company or an affiliate or the customers or clients of the applicable company or an affiliate or (b) disclosure to any person or entity of any of the applicable company’s, or its affiliates’ confidential or proprietary information;

(H)             the grantee’s commission of any felony, or any other crime involving moral turpitude; and

(I)               the grantee’s commission of any act involving dishonesty or fraud.

Any rights the Company may have hereunder in respect of the events giving rise to cause shall be in addition to the rights an applicable company may have under any other agreement with a grantee or at law or in equity.  Any determination of whether a grantee’s employment or board membership is (or is deemed to have been) terminated for cause shall be made by the Administrator in its sole discretion, which determination shall be final, binding and conclusive on all parties.  If, subsequent to a grantee’s voluntary termination of employment or involuntary termination of employment without cause, it is discovered that the grantee’s employment could have been terminated for cause, the Administrator may deem such grantee’s employment or board membership to have been terminated for cause.  A grantee’s termination of employment or board membership for cause shall be effective as of the date of the occurrence of the event giving rise to cause, regardless of when the determination of cause is made.

(c)                The term “Code” means the Internal Revenue Code of 1986, as amended.

(d)                The term “employment” shall be deemed to mean an employee’s employment with, or a consultant’s or advisor’s provision of services to, any applicable company and each board member’s service as a board member of any applicable company.

(e)                The “Fair Market Value” of a share of Common Stock on any day shall be the closing price on the New York Stock Exchange as reported for such day in The Wall Street Journal or, if no such price is reported for

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such day, the average of the high bid and low asked price of Common Stock as reported for such day.  If no quotation is made for the applicable day, the Fair Market Value of a share of Common Stock on such day shall be determined in the manner set forth in the preceding sentence using quotations for the next preceding day for which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable day.  Notwithstanding the foregoing, if deemed necessary or appropriate by the Administrator in its sole discretion, the Fair Market Value of a share of Common Stock on any day shall be determined by the Administrator.  In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

(f)                 The term “incentive stock option” means an option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Code as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Agreement.  Any option that is not an incentive stock option is referred to herein as a “non-qualified stock option.”  Any option that is not specifically designated as an incentive stock option shall be a non-qualified stock option.

(g)               A grantee shall be deemed to have terminated employment upon (i) the date the grantee ceases to be employed by, or to provide consulting or advisory services for, an applicable company or any entity that assumes the grantee’s option; or (ii) the date the grantee ceases to be a member of the Board of Directors of an applicable company; provided, however, that in the case of a grantee (x) who is, at the time of reference, both an employee or consultant or advisor and a board member, or (y) who ceases to be engaged as an employee, consultant, advisor or board member and immediately is engaged in another of such relationships with an applicable company, the grantee shall be deemed to have terminated employment upon the later of the dates determined pursuant to clauses (i) and (ii) of this Section 1.6(g).  For purposes of clause (i) of this Section 1.6(g), a grantee who continues his or her employment, consulting or advisory relationship with:  (A) an applicable company that is a direct or indirect subsidiary of the Company or Genco subsequent to its sale by the Company or Genco, (B) an applicable company that is a joint venture of the Company or Genco or any of their respective subsidiaries subsequent to the sale by the Company or Genco or any of their respective subsidiaries of its interests in such joint venture or (C) Genco or its subsidiaries or joint ventures other than the Company or subsidiaries or joint ventures of the Company after Genco ceases to own at least 10% of the outstanding shares of Common Stock and Class B Stock of the Company, shall have a termination of employment upon the date of such sale or the date Genco ceases to own such percentage of shares unless such grantee has some other employment with an applicable company that is not terminated as described in this paragraph.  The Administrator may in its sole discretion determine whether any leave of absence constitutes a termination of employment for purposes of the Plan and the impact, if any, of any such leave of absence on options theretofore made under the Plan.

ARTICLE II
Awards Under The Plan

2.1	Agreements Evidencing Awards

Each award granted under the Plan (except an award of unrestricted stock) shall be evidenced by a written agreement (“Award Agreement”) which shall contain such provisions as the Administrator may, in its sole discretion, deem necessary or desirable.  By executing an Award Agreement pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2	Grant of Stock Options, Stock Appreciation Rights, Restricted Stock Units and Dividend Equivalent Rights

(a)                Stock Option Grants.  The Administrator may grant incentive stock options and non-qualified stock options (“options”) to purchase shares of Common Stock from the Company, to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall determine, in its sole discretion, subject to the provisions of the Plan.

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(b)                Stock Appreciation Right Grants; Types of Stock Appreciation Rights.  The Administrator may grant stock appreciation rights to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall determine, in its sole discretion, subject to the provisions of the Plan.  Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan.  A stock appreciation right granted in connection with an option may be granted at or after the time of grant of such option.

(c)                Nature of Stock Appreciation Rights.  The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Award Agreement, to receive from the Company an amount equal to (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over the Fair Market Value of a share of Common Stock on the date of grant (or over the option exercise price if the stock appreciation right is granted in connection with an option), multiplied by (ii) the number of shares with respect to which the stock appreciation right is exercised.  Payment upon exercise of a stock appreciation right shall be in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, all as the Administrator shall determine in its sole discretion.  Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be reduced by the number of shares with respect to which the stock appreciation right is exercised.  Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be reduced by the number of shares with respect to which the option is exercised.

(d)               Option Exercise Price.  Each Award Agreement with respect to an option shall set forth the amount (the “option exercise price”) payable by the grantee to the Company upon exercise of the option evidenced thereby.  The option exercise price per share shall be determined by the Administrator in its sole discretion; provided, however, that the option exercise price of an incentive stock option shall be at least 100% of the Fair Market Value of a share of Common Stock on the date the option is granted, and provided further that in no event shall the option exercise price be less than the par value of a share of Common Stock.

(e)                Exercise Period.  Each Award Agreement with respect to an option or stock appreciation right shall set forth the periods during which the award evidenced thereby shall be exercisable, whether in whole or in part.  Such periods shall be determined by the Administrator in its sole discretion; provided, however, that no option or a stock appreciation right shall be exercisable more than 10 years after the date of grant.  (See Section 2.3 for additional provisions relating to the exercise of options and stock appreciation rights.)  The terms of a stock appreciation right may provide that it shall be automatically exercised for a cash payment upon the happening of a specified event that is outside the control of the grantee, and that it shall not be otherwise exercisable.

(f)                 Reload Options.  The Administrator may, in its sole discretion, include in any Award Agreement with respect to an option (the “original option”) a provision that an additional option (the “reload option”) shall be granted to any grantee who, pursuant to Section 2.3(e)(ii), delivers shares of Common Stock in partial or full payment of the exercise price of the original option.  The reload option shall be for a number of shares of Common Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market Value of a share of Common Stock on the date of exercise of the original option, and shall have an expiration date no later than the expiration date of the original option.  In the event that a Award Agreement provides for the grant of a reload option, such Agreement shall also provide that the exercise price of the original option be no less than the Fair Market Value of a share of Common Stock on its date of grant, and that any shares that are delivered pursuant to Section 2.3 (e) (ii) in payment of such exercise price shall have been held for at least six months.

(g)               Dividend Equivalent Rights.  The Administrator may, in its sole discretion, include in any Award Agreement with respect to an option, stock appreciation right or performance shares, a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such award is outstanding and unexercised, on the shares of Common Stock covered by such award if such shares were then outstanding.  In the event such a provision is included in a Award Agreement, the Administrator shall determine in its sole discretion whether such payments shall be made in cash or in shares of Common Stock, whether they shall be conditioned upon the exercise of the award to which they relate, the time or times at which they shall be made, and such other vesting and forfeiture provisions and other terms and conditions as the Administrator shall deem appropriate.

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(h)                Incentive Stock Option Limitation: Exercisability.  To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are first exercisable by any employee during any calendar year shall exceed $100,000, or such higher amount as may be permitted from time to time under section 422 of the Code, such options shall be treated as non-qualified stock options.

(i)                  Incentive Stock Option Limitation: 10% Owners.  Notwithstanding the provisions of paragraphs (d) and (e) of this Section 2.2, an incentive stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of section 422(b) (6) of the Code) unless (i) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (ii) the incentive stock option by its terms is not exercisable after the expiration of 5 years from the date it is granted.

2.3	Exercise of Options and Stock Appreciation Rights

Subject to the other provisions of this Article II, each option and stock appreciation right granted under the Plan shall be exercisable as follows:

(a)                Timing and Extent of Exercise.  Options and stock appreciation rights shall be exercisable at such times and under such conditions as set forth in the corresponding Award Agreement, but in no event shall any such award be exercisable subsequent to the tenth anniversary of the date on which such award was granted.  Unless the applicable Award Agreement otherwise provides, an option or stock appreciation right may be exercised from time to time as to all or part of the shares or units as to which such award is then exercisable.  A stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised.

(b)                Notice of Exercise.  An option or stock appreciation right shall be exercised by the filing of a written notice with the Company or the Company’s designated exchange agent (the “exchange agent”), on such form and in such manner as the Administrator shall in its sole discretion prescribe.

(c)                Payment of Exercise Price.  Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased.  Such payment shall be made: (i) by certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for the full option exercise price; or (ii) with the consent of the Administrator, by delivery of shares of Common Stock having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for any remaining portion of the full option exercise price; or (iii) at the sole discretion of the Administrator and to the extent permitted by law, by such other provision, consistent with the terms of the Plan, as the Administrator may from time to time prescribe (whether directly or indirectly through the exchange agent).

(d)                Delivery of Certificates Upon Exercise.  Subject to the provision of sections 2.3(e) and 3.2, promptly after receiving payment of the full option exercise price, or after receiving notice of the exercise of a stock appreciation right for which payment will be made partly or entirely in shares, the Company or its exchange agent shall deliver to the grantee or to such other person as may then have the right to exercise the award, a certificate or certificates for the shares of Common Stock for which the award has been exercised.  If the method of payment employed upon option exercise so requires, and if applicable law permits, an optionee may direct the Company, or its exchange agent as the case may be, to deliver the stock certificate(s) to the optionee’s stockbroker.

(e)                 Investment Purpose and Legal Requirements.  Notwithstanding the foregoing, at the time of the exercise of any option, the Company may, if it shall deem it necessary or advisable for any reason, require the optionee (i) to represent in writing to the Company that it is the optionee’s then intention to acquire the Shares with respect to which the option is to be exercised for investment and not with a view to the distribution thereof, or (ii) to postpone the date of exercise until such time as the Company has available for delivery to the optionee a prospectus meeting the requirements of all applicable securities laws; and no shares shall be issued or transferred upon the exercise of any option unless and until all legal requirements applicable to the issuance or transfer of such Shares

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have been complied with to the satisfaction of the Company.  The Company shall have the right to condition any issuance of shares to any optionee hereunder on such optionee’s undertaking in writing to comply with such restrictions on the subsequent transfer of such shares as the Company shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may contain a legend to reflect any such restrictions.

(f)                 No Stockholder Rights.  No grantee of an option or stock appreciation right (or other person having the right to exercise such award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares.  Except as otherwise provided in Section 1.5(c), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

2.4	Compensation in Lieu of Exercise of an Option

Upon written application of the grantee of an option, the Administrator may in its sole discretion determine to substitute, for the exercise of such option, compensation to the grantee not in excess of the difference between the option exercise price and the Fair Market Value of the shares covered by such written application on the date of such application.  Such compensation may be in cash, in shares of Common Stock, or both, and the payment thereof may be subject to conditions, all as the Administrator shall determine in its sole discretion.  In the event compensation is substituted pursuant to this Section 2.4 for the exercise, in whole or in part, of an option, the number of shares subject to the option shall be reduced by the number of shares for which such compensation is substituted.

2.5	Termination of Employment; Death Subsequent to a Termination of Employment

(a)                General Rule.  Except to the extent otherwise provided in paragraphs (b), (c), (d) or (e) of this Section 2.5 or in Section 3.8(b)(iii) or by the Administrator in the Award Agreement or otherwise, a grantee who incurs a termination of employment may exercise any outstanding option or stock appreciation right on the following terms and conditions: (i) exercise may be made only to the extent that the grantee was entitled to exercise the award on the termination of employment date; and (ii) exercise must occur within three months after termination of employment but in no event after the original expiration date of the award.

(b)                Dismissal for Cause; Resignation.  If a grantee’s employment is terminated for cause or a grantee resigns without the Company’s prior consent, as applicable, all options and stock appreciation rights not theretofore exercised shall terminate upon the grantee’s termination of employment.

(c)                Retirement.  If a grantee terminates employment as the result of his retirement, then any outstanding option or stock appreciation right shall be exercisable pursuant to its terms.  For this purpose “retirement” shall mean a grantee’s termination of employment, under circumstances other than for cause, on or after: (x) his 65th birthday, (y) the date on which he has attained age 60 and completed at least five years of service with the Company, as applicable, (using any method of calculation the Administrator deems appropriate) or (z) if approved by the Administrator, on or after he has completed at least 20 years of service.

(d)                Disability.  If a grantee’s employment terminates by reason of a disability (as defined below), then any outstanding option or stock appreciation right shall be exercisable pursuant to its terms.  For this purpose “disability” shall mean any physical or mental condition that would qualify a grantee for a disability benefit under the long-term disability plan maintained by the Company, and if there is no such plan, a physical or mental condition that prevents the grantee from performing the essential functions of the grantee’s position (with or without reasonable accommodation) for a period of six consecutive months.  The existence of a disability shall be determined by the Administrator in its sole discretion.

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(e)                 Death.

(i)                   Termination of Employment as a Result of Grantee’s Death.  If a grantee’s employment terminates due to his death, then any outstanding option or stock appreciation right shall be exercisable pursuant to its terms.

(ii)                 Restrictions on Exercise Following Death.  Any such exercise of an award following a grantee’s death shall be made only by the grantee’s executor or administrator or other duly appointed representative reasonably acceptable to the Administrator, unless the grantee’s will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition.  If a grantee’s personal representative or the recipient of a specific disposition under the grantee’s will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Award Agreement which would have applied to the grantee including, without limitation, the provisions of Sections 3.2 and 3.5 hereof.

(f)                 Special Rules for Incentive Stock Options.  An option may not be treated as an incentive stock option to the extent that it remains exercisable for more than three months following a grantee’s termination of employment for any reason other than death or disability, or for more than one year following a grantee’s termination of employment as the result of his becoming disabled.

2.6	Transferability of Options and Stock Appreciation Rights

Except as otherwise provided in an applicable Award Agreement evidencing an option or stock appreciation right, during the lifetime of a grantee, each option or stock appreciation right granted to a grantee shall be exercisable only by the grantee and no option or stock appreciation right shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.  The Administrator may, in any applicable Award Agreement evidencing an option (other than an incentive stock option to the extent inconsistent with the requirements of section 422 of the Code applicable to incentive stock options) or a stock appreciation right, permit a grantee to transfer all or some of the options or stock appreciation rights, as applicable, to (A) the grantee’s spouse, children or grandchildren (“Immediate Family Members”), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (C) other parties approved by the Administrator in its sole discretion.  Following any such transfer, any transferred options and stock appreciation rights shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

2.7	Grant of Restricted Stock

(a)                 Restricted Stock Grants.  The Administrator may grant restricted shares of Common Stock to such key persons, in such amounts, and subject to such vesting and forfeiture provisions and other terms and conditions as the Administrator shall determine in its sole discretion, subject to the provisions of the Plan.  Restricted stock awards may be made independently of or in connection with any other award under the Plan.  A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Administrator shall specify by accepting delivery of an Award Agreement in such form as the Administrator shall determine and, in the event the restricted shares are newly issued by the Company, makes payment to the Company or its exchange agent as required by the Administrator and in accordance with the Marshall Islands Business Corporations Act.

(b)                 Issuance of Stock Certificate(s).  Promptly after a grantee accepts a restricted stock award, the Company or its exchange agent shall issue to the grantee a stock certificate or stock certificates for the shares of Common Stock covered by the award or shall establish an account evidencing ownership of the stock in uncertificated form.  Upon the issuance of such stock certificate(s), or establishment of such account, the grantee shall have the rights of a stockholder with respect to the restricted stock, subject to: (i) the nontransferability restrictions and forfeiture provision described in paragraphs (d) and (e) of this Section 2.7; (ii) in the Administrator’s sole discretion, a requirement that any dividends paid on such shares shall be held in escrow until all such shares have vested; and (iii) any other restrictions and conditions contained in the applicable Award Agreement.

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(c)                Custody of Stock Certificate(s).  Unless the Administrator shall otherwise determine in its sole discretion, any stock certificates issued evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified in the applicable Award Agreement.  The Administrator may direct that such stock certificate(s) bear a legend setting forth the applicable restrictions on transferability.

(d)                Vesting/Nontransferability.  Until they vest, shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the applicable Award Agreement.  The Administrator at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the restricted shares shall vest.

(e)                Consequence of Termination of Employment.  Unless the Administrator, in its sole discretion, determines otherwise, a grantee’s termination of employment for any reason (including death) shall cause the immediate forfeiture of all shares of restricted stock that have not yet vested as of the date of such termination of employment.  All dividends paid on such shares also shall be forfeited, whether by termination of any escrow arrangement under which such dividends are held, by the grantee’s repayment of dividends he received directly, or otherwise, unless the Administrator determines otherwise in its sole discretion.

2.8	Grant of Restricted Stock Units

(a)                Restricted Stock Unit Grants. The Administrator may grant restricted stock units to such key persons, in such amounts, and subject to such terms and conditions as the Administrator shall determine in its sole discretion, subject to the provisions of the Plan. Restricted stock units may be awarded independently of or in connection with any other award under the Plan. A grantee of a restricted stock unit award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Committee shall specify by accepting delivery of an award agreement in such form as the Committee shall determine. A grant of a restricted stock unit entitles the grantee to receive a share of Common Stock or, in the sole discretion of the Administrator, the value of a share, on the date that such restricted stock unit vests.

(b)                Vesting/Nontransferability.  The Administrator shall specify at the time of grant the date or dates (which may depend upon or be related to a period of continued employment with the Company, the attainment of performance goals or other conditions or a combination of such conditions) on which the restricted stock units shall vest.  Prior to vesting, restricted stock units may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the applicable Award Agreement.

(c)                Consequence of Termination of Employment. Except as may otherwise be provided by the Committee at any time prior to a grantee’s termination of employment, a grantee’s termination of employment for any reason (including death) shall cause the immediate forfeiture of all restricted stock units that have not yet vested as of the date of such termination of employment.

(d)                Stockholder Rights.  The grantee of a restricted stock unit will have the rights of a stockholder only as to shares for which a stock certificate has been issued pursuant to the award and not with respect to any other shares subject to the award.

2.9	Grant of Unrestricted Stock

The Administrator may grant (or sell at a purchase price at least equal to par value) shares of Common Stock free of restrictions under the Plan, to such key persons and in such amounts and subject to such forfeiture provisions as the Administrator shall determine in its sole discretion.  Shares may be thus granted or sold in respect of past services or other valid consideration.

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2.10	Grant of Performance Shares

(a)                Performance Share Grants.  The Administrator may grant performance share awards to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall in its sole discretion determine, subject to the provisions of the Plan.  Such an award shall entitle the grantee to acquire shares of Common Stock, or to be paid the value thereof in cash, as the Administrator shall determine in its sole discretion, if specified performance goals are met.  Performance shares may be awarded independently of, or in connection with, any other award under the Plan.  A grantee shall have no rights with respect to a performance share award unless such grantee accepts the award by accepting delivery of an Award Agreement at such time and in such form as the Administrator shall determine in its sole discretion.

(b)                Stockholder Rights.  The grantee of a performance share award will have the rights of a stockholder only as to shares for which a stock certificate has been issued pursuant to the award and not with respect to any other shares subject to the award.

(c)                Consequence of Termination of Employment.  Except as may otherwise be provided by the Administrator, the rights of a grantee of a performance share award shall automatically terminate upon the grantee’s termination of employment by the Company or its subsidiaries for any reason (including death).

(d)                Exercise Procedures; Automatic Exercise.  At the sole discretion of the Administrator, the applicable Award Agreement may set out the procedures to be followed in exercising a performance share award or it may provide that such exercise shall be made automatically after satisfaction of the applicable performance goals.

(e)                Tandem Grants; Effect on Exercise.  Except as otherwise specified by the Administrator, (i) a performance share award granted in tandem with an option may be exercised only while the option is exercisable, (ii) the exercise of a performance share award granted in tandem with any other award shall reduce the number of shares subject to such other award in the manner specified in the applicable Award Agreement, and (iii) the exercise of any award granted in tandem with a performance share award shall reduce the number of shares subject to the latter in the manner specified in the applicable Award Agreement.

(f)                 Nontransferability.  Performance shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the applicable Award Agreement.  The Administrator at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the performance shares shall lapse.

ARTICLE III
Miscellaneous

3.1	Amendment of the Plan; Modification of Awards

(a)                Amendment of the Plan.  The Board of Directors may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the grantee (or, upon the grantee’s death, the person having the right to exercise the award).  For purposes of this Section 3.1, any action of the Board of Directors or the Administrator that in any way alters or affects the tax treatment of any award shall not be considered to materially impair any rights of any grantee.

(b)                Stockholder Approval Requirement.  Stockholder approval shall be required with respect to any amendment to the Plan that (i) increases the aggregate number of shares that may be issued pursuant to incentive stock options or changes the class of employees eligible to receive such options; or (ii) materially increases the benefits under the Plan to persons whose transactions in Common Stock are subject to Section 16(b) of the 1934 Act or increases the benefits under the Plan or materially increases the number of shares which may be issued to such persons, or materially modifies the eligibility requirements affecting such persons.

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(c)                Modification of Awards.  The Administrator may cancel any award under the Plan.  The Administrator also may amend any outstanding Award Agreement, including, without limitation, by amendment which would: (i) accelerate the time or times at which the award becomes unrestricted or may be exercised; (ii) waive or amend any goals, restrictions or conditions set forth in the Agreement; or (iii) waive or amend the operation of Section 2.5 with respect to the termination of the award upon termination of employment.  However, any such cancellation or amendment (other than an amendment pursuant to Sections 3.7 or 3.8(b)) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee’s death, the person having the right to exercise the award).

3.2	Consent Requirement

(a)                No Plan Action Without Required Consent.  If the Administrator shall at any time determine in its sole discretion that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a “Plan Action”), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Administrator.

(b)                Consent Defined.  The term “Consent” as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Administrator shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

3.3	Nonassignability

Except as provided in Sections 2.5(e), 2.6, 2.7(d) and 2.9(f): (a) no award or right granted to any person under the Plan or under any Award Agreement shall be assignable or transferable other than by will or by the laws of descent and distribution; and (b) all rights granted under the Plan or any Award Agreement shall be exercisable during the life of the grantee only by the grantee or the grantee’s legal representative.

3.4	Requirement of Notification of Election Under Section 83(b) of the Code

If any grantee shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the value of unvested restricted stock), such grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).

3.5	Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code

Each grantee of an incentive stock option shall notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

3.6	Withholding Taxes

(a)                With Respect to Cash Payments.  Whenever cash is to be paid pursuant to an award under the Plan, the Company shall be entitled to deduct therefrom an amount sufficient in its opinion to satisfy all federal, state and other governmental tax withholding requirements related to such payment.

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(b)                With Respect to Delivery of Common Stock.  Whenever shares of Common Stock are to be delivered pursuant to an award under the Plan, the Company shall be entitled to require as a condition of delivery that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and other governmental tax withholding requirements related thereto.  With the approval of the Administrator, which the Administrator shall have sole discretion whether or not to give, the grantee may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash.  Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an award.

3.7	Adjustment Upon Changes in Common Stock

(a)                Corporate Events.  In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change (collectively referred to as “corporate events”), the Administrator shall make the following adjustments:

(i)                  Shares Available for Grants.  The maximum number of shares of Common Stock with respect to which the Administrator may grant awards under Article II hereof, as described in Section 1.5(a), and the individual annual limit described in Section 1.5(e), shall be appropriately adjusted by the Administrator.  In the event of any change in the number of shares of Common Stock outstanding by reason of any event or transaction other than a corporate event, the Administrator may, but need not, adjust the maximum number of shares of Common Stock with respect to which the Administrator may grant awards under Article II hereof, as described in Section 1.5(a), and the individual annual limit described in Section 1.5(e), with respect to the number and class of shares of Common Stock, in each case as the Administrator may deem appropriate.

(ii)                 Restricted Stock.  Unless the Administrator in its sole discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a grantee with respect to a share of restricted stock as a result of a corporate event, the issue date with respect to which occurs prior to such event, but which has not vested as of the date of such event, will not vest until such share of restricted stock vests, and shall be promptly deposited with the Company or other custodian designated pursuant to Section 2.7(c) hereof.

(iii)                Restricted Stock Units and Performance Shares The Administrator shall adjust outstanding grants of shares of restricted stock units or performance shares to reflect any corporate event as the Administrator may deem appropriate to prevent the enlargement or dilution of rights of grantees.

(iv)               Options, Stock Appreciation Rights and Dividend Equivalent Rights.  Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a corporate event or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Administrator shall proportionally adjust the number of shares of Common Stock subject to each outstanding option and stock appreciation right, the exercise price-per-share of Common Stock of each such option and stock appreciation right and the number of any related dividend equivalent rights.

(b)                Outstanding Options, Stock Appreciation Rights, Restricted Stock Units, Performance Shares and Dividend Equivalent Rights – Certain Mergers.  Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each option, stock appreciation right, restricted stock unit, performance share and dividend equivalent right outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of

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the number of shares of Common Stock subject to such option, stock appreciation right, restricted stock unit, performance share or dividend equivalent right would have received in such merger or consolidation.

(c)               Outstanding Options, Stock Appreciation Rights, Restricted Stock Units, Performance Shares and Dividend Equivalent Rights -- Certain Other Transactions.  In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Administrator shall, in its sole discretion, have the power to:

(i)                  cancel, effective immediately prior to the occurrence of such event, each option, stock appreciation right, restricted stock unit and performance share (including each dividend equivalent right related thereto) outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee (A) to whom such option or stock appreciation right was granted an amount in cash, for each share of Common Stock subject to such option or stock appreciation right, respectively, equal to the excess of (x) the value, as determined by the Administrator in its sole discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (y) the exercise price of such option or stock appreciation right and (B) to whom such restricted stock unit and performance share was granted, for each share of Common Stock subject to such award, the value, as determined by the Administrator in its sole discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event; or

(ii)                 provide for the exchange of each option, stock appreciation right, restricted stock unit and performance share (including any related dividend equivalent right) outstanding immediately prior to such event (whether or not then exercisable) for an option on, stock appreciation right, restricted stock unit, performance share and dividend equivalent right with respect to, as appropriate, some or all of the property which a holder of the number of shares of Common Stock subject to such option, stock appreciation right or restricted stock unit would have received and, incident thereto, make an equitable adjustment as determined by the Administrator in its sole discretion in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option, stock appreciation right, restricted stock unit, performance share or dividend equivalent right or, if the Administrator so determines in its sole discretion, provide for a cash payment to the grantee to whom such option, stock appreciation right, restricted stock unit or performance share was granted in partial consideration for the exchange of the option, stock appreciation right, restricted stock unit or performance share.

(d)               Outstanding Options, Stock Appreciation Rights, Restricted Stock Units, Performance Shares and Dividend Equivalent Rights -- Other Changes.  In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 3.7(a), (b) or (c) hereof, the Administrator may, in its sole discretion, make such adjustments in the number and class of shares subject to options, stock appreciation rights, restricted stock units, performance shares and dividend equivalent rights outstanding on the date on which such change occurs and in the per-share exercise price of each such option and stock appreciation right as the Administrator may consider appropriate to prevent dilution or enlargement of rights.  In addition, if and to the extent the Administrator, in its sole discretion, determines it is appropriate, the Administrator may elect to cancel each option, stock appreciation right, restricted stock unit and performance share (including each dividend equivalent right related thereto) outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such award was granted an amount in cash, (A) for each share of Common Stock subject to such option or stock appreciation right, respectively, equal to the excess of (i) the Fair Market Value of Common Stock on the date of such cancellation over (ii) the exercise price of such option or stock appreciation right (B) for each share of Common Stock subject to such restricted stock unit or performance share equal to the Fair Market Value of Common Stock on the date of such cancellation.

(e)                No Other Rights.  Except as expressly provided in the Plan, no grantee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase

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or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation.  Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an award or the exercise price of any option or stock appreciation right.

3.8	Change in Control

(a)                Change in Control Defined.  For purposes of this Section 3.8, “Change in Control” shall mean the occurrence of any of the following:

(i)                  any person or “group” (within the meaning of Section 13(d)(3) of the 1934 Act) (as to (A) below other than Genco or its subsidiaries other than the Company and its subsidiaries or Peter C. Georgiopoulos) acquiring “beneficial ownership” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of (A) thirty percent (30%) or more of the aggregate voting power of the capital stock ordinarily entitled to elect directors of the Company within a 12-month period or fifty percent (50%) or more of the aggregate voting power or of the shares of the capital stock ordinarily entitled to elect directors of the Company or (B) eighty percent (80%) or more of the shares of the capital stock ordinarily entitled to elect directors of the Company;

(ii)                 the sale of (A) all or substantially all of the Company’s assets or (B) 80% or more of the Company’s assets,  in either case on a consolidated basis and in one or more related transactions within a 12-month period to a person other than such a sale to (x) a subsidiary of the Company which does not involve a change in the equity holdings of the Company or as to (A) only (y) an entity which Genco or its subsidiaries other than the Company and its subsidiaries or Peter C. Georgiopoulos directly or indirectly controls; or

(iii)               any merger, consolidation, reorganization or similar event of the Company or any of its subsidiaries, as a result of which the holders of the voting stock of the Company immediately prior to such merger, consolidation, reorganization or similar event do not directly or indirectly hold at least fifty-one percent (51%) of the aggregate voting power of the capital stock of the surviving entity.

Notwithstanding the foregoing, for each award subject to Section 409A of the Code, a Change in Control shall be deemed to occur under this Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code.

(b)               Effect of a Change in Control.  Unless the Administrator provides otherwise in an Award Agreement, upon the occurrence of a Change in Control:

(i)                  notwithstanding any other provision of this Plan, any award then outstanding shall become fully vested and any award in the form of an option or stock appreciation right shall be immediately exercisable;

(ii)                 to the extent permitted by law, the Administrator may, in its sole discretion, amend any Award Agreement in such manner as it deems appropriate;

(iii)                a grantee whose employment terminates for any reason, other than for cause, concurrent with or within one year following the Change in Control, may exercise any outstanding option or stock appreciation right, but only to the extent that the grantee was entitled to exercise the award on his termination of employment date, until the earlier of (A) the original expiration date of the award and (B) the later of (x) the date provided for under the terms of Section 2.5 without reference to this Section 3.8(b)(iii) and (y) the first anniversary of the grantee’s termination of employment.

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(c)                Miscellaneous.  Whenever deemed appropriate by the Administrator, any action referred to in paragraph (b)(ii) of this Section 3.8 may be made conditional upon the consummation of the applicable Change in Control transaction.

3.9	Right of Discharge Reserved

Nothing in the Plan or in any Award Agreement shall confer upon any grantee the right to continue his employment with the Company or affect any right that the Company may have to terminate such employment.

3.10	Non-Uniform Determinations

The Administrator’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or who are eligible to receive, awards under the Plan (whether or not such persons are similarly situated).  Without limiting the generality of the foregoing, the Administrator shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive awards under the Plan, and (b) the terms and provisions of awards under the Plan.

3.11	Other Payments or Awards

Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.12	Headings

Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such subdivisions.

3.13	Effective Date and Term of Plan

(a)                Adoption; Stockholder Approval.  The Plan initially was adopted by the Board of Directors and was approved by the Company’s stockholders with respect to 2,000,000 shares of Common Stock on March 3, 2010.  The Plan was amended and restated effective December 19, 2013. On March 13, 2014, the Board approved a further amendment and restatement of the Plan to authorize the issuance of an additional 4,000,000 shares of Common Stock pursuant to awards under the Plan, subject to shareholder approval.

(b)                Termination of Plan.  Unless sooner terminated by the Board of Directors, (i) the provisions of the Plan respecting the grant of incentive stock options with respect to the initial 2,000,000 shares authorized by the Board on March 3, 2010 shall terminate on March 3, 2020 and (ii) the provisions of the Plan respecting the grant of incentive stock options with respect to the additional 4,000,000 shares authorized by the Board on March 13, 2014 shall terminate on  March 13, 2024, and no incentive stock option awards shall thereafter be made under the Plan after such dates.  All such awards made under the Plan prior to its termination shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

3.14	Restriction on Issuance of Stock Pursuant to Awards

The Company shall not permit any shares of Common Stock to be issued pursuant to Awards granted under the Plan unless such shares of Common Stock are fully paid and non-assessable under applicable law.

3.15	Governing Law

Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

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3.16	Compliance with Section 409A of the Code

Notwithstanding anything to the contrary contained in the Plan or in any Agreement, to the extent that the Administrator determines that the Plan or any Award is subject to Section 409A of the Code and fails to comply with the requirements of Section 409A of the Code, the Administrator reserves the right to amend or terminate the Plan and/or amend, restructure, terminate or replace the Award in order to cause the Award to either not be subject to Section 409A of the Code or to comply with the applicable provisions of such section.
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BALTIC TRADING LIMITED 299 PARK AVENUE 12TH FLOOR NEW YORK, NY 10171
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VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY  11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M31643-P07926KEEP	THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BALTIC TRADING LIMITED The Board of Directors recommends you vote FOR Items 1, 2, 3, and 4. Vote on Directors	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) in the line below
1. Election of Directors Nominees: 01) Peter C. Georgiopoulos 02) Basil G. Mavroleon

Vote on Proposals
		For	Against	Abstain
2. Ratification of the appointment of Deloitte & Touche LLP as the independent auditors of Baltic Trading for the fiscal year ending December 31, 2014.		☐	☐	☐

3. Approval of the Amendment and Restatement of the Company’s 2010 Equity Incentive Plan		☐	☐	☐

4. To approve a non-binding, advisory regulation regarding compensation of Baltic Trading’s named executive officers.		☐	☐	☐

The Board of Directors recommends you vote for 3 YEARS on item 5.	3 Years	2 Years	1 Year	Abstain

5. To recommend, by non-binding vote, the frequency of executive compensation votes.	☐	☐	☐	☐

NOTE:  Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here.  (see reverse for instructions)  ☐

Please indicate if you plan to attend this meeting.      ☐             ☐
      Yes                 No

Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full titles as such.  Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Company’s Notice and Proxy Statement for the 2014 Annual Meeting of Shareholders and its
2014 Annual Report to Shareholders are available at www.proxyvote.com.

M31644-P07926
BALTIC TRADING LIMITED
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS
APRIL 9, 2014

The shareholder(s) hereby appoint(s) Peter C. Georgiopoulos and John C. Wobensmith, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Baltic Trading Limited that the shareholder(s) is/are entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders to be held at 10:00 a.m. Eastern Time on April 9, 2014, at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY, and any adjournment or postponement thereof, with all the powers the shareholders would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER(S). IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2, 3, AND 4, FOR EVERY THREE YEARS FOR PROPOSAL 5 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side